Filed Pursuant to Rule 433
                                                          File No.:333-138183-08

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Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC
                              NEW ISSUE TERM SHEET
                           $730,268,000 (approximate)

--------------------------------------------------------------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

              IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED
                                EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $730,268,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2007-BR2
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                               WMC Mortgage Corp.
                        New Century Mortgage Corporation
                                   Originators

                                 HomEq Servicing
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2007-BR2

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Transaction Summary

                                                                                                 Avg. Life to
                Expected                  Expected Ratings                       Interest        Call(2)(3)/
Class        Amount ($)(1)            (S&P/Fitch/DBRS/Moody's)         Index       Type          Mty(yrs)(3)
-----        -------------            ------------------------         -----     --------        ------------
 A-1          255,068,000                AAA /AAA /AAA /Aaa
 A-2          559,264,000                AAA /AAA /AAA /Aaa              1mL     Floating         1.87 / 2.03
 M-1           46,188,000              AA+ /AA+ /AA (high)/Aa1           1mL     Floating         5.02 / 5.53
 M-2           39,589,000              AA /AA+ /AA (high)/Aa2            1mL     Floating         4.71 / 5.21
 M-3           25,293,000                  AA /AA /AA /Aa3               1mL     Floating         4.57 / 5.06
 M-4           21,444,000                A+ /AA-/AA (low)/A1             1mL     Floating         4.49 / 4.97
 M-5           20,345,000                A+ /A+ /A (high)/A2             1mL     Floating         4.45 / 4.91
 M-6           18,145,000                     A /A/A/A3                  1mL     Floating         4.41 / 4.85
 B-1           18,695,000               BBB+ /A-/A (low)/Baa1
 B-2           17,045,000            BBB /BBB+ /BBB (high)/Baa2
 B-3           16,496,000               BBB- /BBB /BBB /Baa3

               Mod. Dur. to                                                Approximate Initial
              Call(2)(3)(4)/                                                  Subordination
Class         Mty(yrs)(3)(4)       Payment Window to Call(2)(3)/Mty(3)          Level(5)
--------   ---------------------   -----------------------------------     -------------------
 A-1       ***Not Offered - 144A Private Placement***
 A-2            1.70 / 1.80           05/07 - 08/13 / 05/07 - 11/21              25.95%
 M-1            4.29 / 4.60           07/11 - 08/13 / 07/11 - 06/20              21.75%
 M-2            4.05 / 4.35           03/11 - 08/13 / 03/11 - 11/19              18.15%
 M-3            3.92 / 4.22           12/10 - 08/13 / 12/10 - 05/19              15.85%
 M-4            3.80 / 4.07           11/10 - 08/13 / 11/10 - 12/18              13.90%
 M-5            3.73 / 3.99           10/10 - 08/13 / 10/10 - 07/18              12.05%
 M-6            3.67 / 3.91           09/10 - 08/13 / 09/10 - 02/18              10.40%
 B-1       ***Not Offered - 144A Private Placement***
 B-2       ***Not Offered - 144A Private Placement***
 B-3       ***Not Offered - 144A Private Placement***

      (1)       Subject to a variance of plus or minus 5%.
      (2)       Assumes 10% optional clean-up call is exercised.
      (3) Based on 100% of the applicable prepayment assumption. See "Summary of Terms."
      (4)       Assumes pricing at par.
      (5)       Includes 5.650% overcollateralization.

The Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms

Issuer:                 Securitized Asset Backed Receivables LLC Trust
                        2007-BR2

Depositor:              Securitized Asset Backed Receivables LLC

Originators:            WMC Mortgage Corp. and New Century Mortgage
                        Corporation

Servicer:               Barclays Capital Real Estate Inc. d/b/a HomEq
                        Servicing

Trustee:                Deutsche Bank National Trust Company

Provider of             Barclays Bank PLC
Representations and
Warranties with
Respect to the
Mortgage Loans
Originated by New
Century Mortgage
Corporation:

Custodian:              Deutsche Bank National Trust Company, with respect
                        to the Mortgage Loans originated by New Century
                        Mortgage Corporation, & Wells Fargo Bank, N.A., with respect to the Mortgage Loans originated by WMC Mortgage Corp.

Sole Manager:           Barclays Capital Inc.

Rating Agencies:        S&P/Moody's/Fitch/DBRS

Offered Certificates:   The Class A-2, Class M-1, Class M-2, Class M-3,
                        Class M-4, Class M-5 and Class M-6, certificates.

LIBOR Certificates:     The Class A-1, Class B-1, Class B-2 and Class B-3
                        certificates and the Offered Certificates.

Expected Closing Date:  May 17, 2007

Delivery:               DTC, Euroclear and Clearstream.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

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Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Distribution Dates:    The 25th of each month, or if such day is not a
                       business day, on the next business day, beginning in May 2007.

Final Distribution     The Distribution Date occurring in February 2037.
Date:

Due Period:            With respect to any Distribution Date, the period
                       commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:     With respect to any Distribution Date, either (i)
                       the period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution
                       Date, commencing on the Cut-off Date) and ending on the 15th day of the month in which that Distribution
                       Date occurs, with respect to any principal prepayments in full, or (ii) the calendar month prior to that Distribution Date, with respect to any partial principal prepayments.

Interest Accrual       With respect to any Distribution Date, the period
Period:                commencing on the immediately preceding Distribution
                       Date (or, for the initial Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date.

Accrued Interest:      The price to be paid by investors for the Offered
                       Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:    Actual/360

Interest Payment       Zero days
Delay:

Cut-off Date:          April 1, 2007

Tax Status:            The Offered Certificates will represent "regular
                       interests" in a REMIC and, to a limited extent, interests in certain basis risk interest carryover payments, which will be treated for tax purposes as payments under notional principal contracts. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written in connection with the promotion or marketing by the Issuer and Depositor of the Offered Certificates. You should seek advice based on your particular circumstances from an independent tax advisor.

ERISA Eligibility:     The Offered Certificates are expected to be ERISA
                       eligible. Prospective purchasers should consult their own counsel.

SMMEA Eligibility:     The Offered Certificates are not expected to
                       constitute "mortgage related securities" for purposes of SMMEA.

Class A Certificates:  Collectively, the Class A-1 and Class A-2
                       certificates.

Class M Certificates:  Collectively, the Class M-1, Class M-2, Class M-3,
                       Class M-4, Class M-5 and Class M-6 certificates.

Class B Certificates:  Collectively, the Class B-1, Class B-2 and Class B-3
                       certificates.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

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Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Mortgage Loans:        The mortgage loans to be included in the trust will
                       be adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and/or second-lien mortgages or deeds of trust on residential real properties. Approximately 61.45% of the mortgage loans were purchased by an affiliate of the depositor from WMC Mortgage Corp. Approximately
                       38.55% of the mortgage loans were purchased by an affiliate of the depositor from NC Capital
                       Corporation, which in turn acquired them from New
                       Century Mortgage Corporation. On the Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $1,099,706,087. Approximately 80.95% of the mortgage loans are adjustable-rate mortgage loans and approximately 19.05% are fixed-rate mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments, with the exception of approximately 0.91% of the expected aggregate scheduled principal balance of the mortgage loans on the Closing Date that are expected to be 30-59 days delinquent as of the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off
                       Date.

Group I Mortgage       As of the Cut-off Date, approximately $344.5 million
Loans:                 of mortgage loans that have original principal
                       balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage      As of the Cut-off Date, approximately $755.3 million
Loans:                 of mortgage loans that may or may not have original
                       principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Monthly Servicer       The Servicer will be obligated to advance its own
Advances:              funds in an amount equal to the aggregate of all
                       payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Expense Fee Rate:      The Expense Fee Rate with respect to each mortgage
                       loan will be a per annum rate equal to the sum of the Servicing Fee Rate and the custodian fee rate.

Servicing Fee Rate:    The Servicing Fee Rate with respect to each mortgage
                       loan will be 0.50% per annum.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

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Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Pricing Prepayment     Fixed Rate Mortgage Loans, 7/23 Adjustable Rate
Speed:                 Mortgage Loans and 10/20 Adjustable Rate Mortgage
                       Loans: CPR starting at 4.6% CPR in month 1 and increasing to 23% CPR in month 12 (18.4%/11 increase for each month), and remaining at 23% CPR thereafter.
                       Adjustable Rate Mortgage Loans (excluding 7/23
                       Adjustable Rate Mortgage Loans and 10/20 Adjustable
                       Rate Mortgage Loans): CPR starting at approximately
                       2% CPR in month 1 and increasing to 30% CPR in month
                       12 (28%/11 increase, rounded to the nearest hundredth of a percentage, for each month), remaining at 30% CPR in months 13 through month 22, 50% CPR in month 23 and remaining at 50% CPR through month 27, 35% CPR in month 28 and remaining at 35%
                       CPR thereafter.

Credit Enhancement:    The credit enhancement provided for the benefit of
                       the holders of the certificates consists solely of:
                       (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement     For any Distribution Date, the percentage obtained
Percentage:            by dividing (x) the sum of (i) the aggregate Class
                       Certificate Balances of the Class M and Class B
                       Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution
                       Amount for that Distribution Date) by (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:         The later to occur of:
                         (i)  the earlier to occur of:
                               (a) the Distribution Date in May 2010 and
                               (b) the Distribution Date immediately
                                   following the Distribution Date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero; and
                         (ii) the first Distribution Date on which the
                              Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 51.90%).

Trigger Event:         Either a Cumulative Loss Trigger Event or a
                       Delinquency Trigger Event.

Delinquency Trigger    With respect to any Distribution Date, the
Event:                 circumstances in which the quotient (expressed as a
                       percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent
                       (including mortgage loans in foreclosure, mortgage loans related to REO property, mortgage loans where the mortgagor has filed for bankruptcy and mortgage loans modified within 12 months of such distribution date) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 30.80% of the prior period's Senior Enhancement Percentage.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

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Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Cumulative Loss        With respect to any Distribution Date beginning with
Trigger Event:         May 2009, the circumstances in which the aggregate
                       amount of realized losses incurred since the Cut-off
                       Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages (described below) with respect to such Distribution Date.

                       Distribution Date
                       Occurring in         Loss Percentage
                       ----------------     --------------------
                       May 2009 through     1.900% for the first
                       April 2010           month, plus an additional
                                            1/12th of 2.350% for each
                                            month thereafter

                       May 2010 through     4.250% for the first
                       April 2011           month, plus an additional
                                            1/12th of 2.350% for each
                                            month thereafter

                       May 2011 through     6.600% for the first
                       April 2012           month, plus an additional
                                            1/12th of 1.950% for each
                                            month thereafter

                       May 2012 through     8.550% for the first
                       April 2013           month, plus an additional
                                            1/12th of 0.950% for each
                                            month thereafter

                       May 2013 through     9.500% for the first
                       April 2014           month, plus an additional
                                            1/12th of 0.050% for each
                                            month thereafter

                       May 2014 and         9.550%
                       thereafter

Optional Clean-up      The Servicer may, at its option, purchase the
Call:                  mortgage loans and REO properties and terminate the
                       trust on any Distribution Date when the aggregate
                       Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated
                       Principal Balance of the mortgage loans as of the Cut-off Date.

Swap and Interest      Barclays Bank PLC, as Swap and Interest Rate Cap
Rate Cap Provider:     Provider, is a public limited company registered in
                       England and Wales. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays
                       Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by
                       Moody's.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Interest Rate Swap     On the Closing Date, the Trust will enter into a
Agreement:             Swap Agreement with an initial notional amount of
                       approximately $1,028,225,000. Under the Swap
                       Agreement, the Trust will be obligated to pay on each Distribution Date an amount which will range from [4.2824]% to [5.2300]% per annum on the notional amount set forth on the attached Swap
                       Agreement schedule on a 30/360 basis (for the first period, 8 days) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement based on an actual/360 basis from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party ("Net Swap Payment").

                       Generally, the Net Swap Payment will be deposited into a supplemental interest account (the "Supplemental Interest Account") by the Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Supplemental Interest Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

                       Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment'') to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Interest Rate Cap      On the Closing Date, the Trust will enter into an
Agreement:             Interest Rate Cap Agreement with an initial notional
                       amount of $0. Under the Interest Rate Cap Agreement, the Interest Rate Cap Provider will be obligated to pay, on each distribution date, to the Trustee an amount equal to the product of (a) the excess, if any, of (i) the then current one-month LIBOR rate and (ii) [5.37]% per annum and (b) an amount equal to the lesser of (x) the cap notional amount set forth on the attached Interest Rate Cap Agreement
                       Schedule and (y) the excess, if any, of (A) the aggregate Class Certificate Balance of the Class A,
                       M and B Certificates (prior to taking into account any distributions on such distribution date) over
                       (B) the then current notional amount set forth on the attached Swap Agreement Schedule, based on an "actual/360" basis until the Interest Rate Cap
                       Agreement is terminated.

                       Generally, the cap payments will be deposited into the Supplemental Interest Account by the Trustee pursuant to the pooling and servicing agreement and amounts on deposit in the Supplemental Interest Account will be distributed in accordance with the terms set forth in the pooling and servicing agreement.

Credit Enhancement     Initial Subordination    After Stepdown
Percentage:            Level                    Subordination Level
                       ---------------------    -----------------------
                       Class A        25.95%    Class A          51.90%
                       Class M-1      21.75%    Class M-1        43.50%
                       Class M-2      18.15%    Class M-2        36.30%
                       Class M-3      15.85%    Class M-3        31.70%
                       Class M-4      13.90%    Class M-4        27.80%
                       Class M-5      12.05%    Class M-5        24.10%
                       Class M-6      10.40%    Class M-6        20.80%
                       Class B-1      8.70%     Class B-1        17.40%
                       Class B-2      7.15%     Class B-2        14.30%
                       Class B-3      5.65%     Class B-3        11.30%

Step-up Coupons:       For all LIBOR Certificates the interest rate will
                       increase on the Distribution Date following the first possible Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1              The Class A-1 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Group I Loan Cap.

Class A-2              The Class A-2 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Group II Loan Cap.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class M-1              The Class M-1 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-2              The Class M-2 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and
                          (ii) the Pool Cap.

Class M-3              The Class M-3 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-4              The Class M-4 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-5              The Class M-5 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-6              The Class M-6 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class B-1              The Class B-1 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class B-2              The Class B-2 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class B-3              The Class B-3 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                         (iii) one-month LIBOR plus [___] bps ([___] bps
                               after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (iv) the Pool Cap.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Group I Loan Cap:       Product of:
                          (i) (a) the weighted average of the mortgage rates for the Group I Mortgage Loans (in each case, less the applicable Expense Fee
                               Rate) then in effect on the beginning of the related Due Period, minus (b) the product of
                               (x) the Net Swap Payment plus any Swap
                               Termination Payment (other than a Defaulted
                               Swap Termination Payment) made to the Swap
                               Provider from Available Funds, if any,
                               expressed as a percentage, equal to a
                               fraction, the numerator of which is equal to the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider from Available Funds and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the "Net Swap Payment Rate") and (y) 12; and
                          (ii) a fraction, the numerator of which is 30 and
                               the denominator of which is the actual
                               number of days in the related Interest
                               Accrual Period.

Group II Loan Cap:      Product of:
                          (i) (a) the weighted average of the mortgage rates for the Group II Mortgage Loans (in each case, less the applicable Expense Fee
                               Rate) then in effect on the beginning of the related Due Period, minus (b) the product of
                               (x) the Net Swap Payment plus any Swap
                               Termination Payment (other than a Defaulted
                               Swap Termination Payment) made to the Swap
                               Provider from Available Funds, if any,
                               expressed as a percentage, equal to a
                               fraction, the numerator of which is equal to the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider from Available Funds and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the "Net Swap Payment Rate") and (y) 12; and
                          (ii) a fraction, the numerator of which is 30 and
                               the denominator of which is the actual
                               number of days in the related Interest
                               Accrual Period.

Pool Cap:               The weighted average of (a) Group I Loan Cap and
                        (b) Group II Loan Cap weighted on the basis of the related Group Subordinate Amount.

Group Subordinate       For any Distribution Date,
Amount:                   (i)  for the Group I Mortgage Loans, will be
                               equal to the excess of the aggregate
                               principal balance of the Group I Mortgage
                               Loans as of the beginning of the related Due
                               Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such Distribution Date and
                          (ii) for the Group II Mortgage Loans, will be
                               equal to the excess of the aggregate
                               principal balance of the Group II Mortgage
                               Loans as of the beginning of the related Due
                               Period over the Class Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Basis Risk Carry       On any Distribution Date and for any class of LIBOR
Forward Amount:        Certificates is the sum of:
                       (x) the excess of:
                          (i)  the amount of interest that class of
                               certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over
                          (ii) the amount of interest that class of
                               certificates are entitled to receive on that Distribution Date based on the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, and

                       (y) the unpaid portion of any such excess described
                           in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

Interest               On each Distribution Date, distributions from
Distributions on the   available funds will be allocated as follows:
LIBOR Certificates:       (i)    to the Supplemental Interest Account, net
                                 swap payments and certain swap termination payments owed to the Swap Provider, if any;
                          (ii)   from the Interest Remittance Amount
                                 attributable to the Group I Mortgage Loans according to the related Accrued Certificate
                                 Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 certificates and second, to the Class A-2 certificates to the extent unpaid in (iii) below;
                          (iii)  from the Interest Remittance Amount
                                 attributable to the Group II Mortgage Loans according to the related Accrued Certificate
                                 Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-2 certificates and second, to the Class A-1 certificates to the extent unpaid in (ii) above;
                          (iv)   from any remaining Interest Remittance
                                 Amounts to the Class M-1 certificates, their Accrued Certificate Interest;
                          (v)    from any remaining Interest Remittance
                                 Amounts to the Class M-2 certificates, their Accrued Certificate Interest;
                          (vi)   from any remaining Interest Remittance
                                 Amounts to the Class M-3 certificates, their Accrued Certificate Interest;
                          (vii)  from any remaining Interest Remittance
                                 Amounts to the Class M-4 certificates, their Accrued Certificate Interest;
                          (viii) from any remaining Interest Remittance Amounts
                                 to the Class M-5 certificates, their Accrued
                                 Certificate Interest;
                          (ix)   from any remaining Interest Remittance
                                 Amounts to the Class M-6 certificates, their Accrued Certificate Interest;
                          (x)    from any remaining Interest Remittance
                                 Amounts to the Class B-1 certificates, their Accrued Certificate Interest;
                          (xi)   from any remaining Interest Remittance
                                 Amounts to the Class B-2 certificates, their Accrued Certificate Interest; and
                          (xii)  from any remaining Interest Remittance
                                 Amounts to the Class B-3 certificates, their Accrued Certificate Interest.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Principal             On each Distribution Date (a) prior to the Stepdown
Distribution on the   Date or (b) on which a Trigger Event is in effect,
LIBOR Certificates:   principal distributions from the Principal
                      Distribution Amount will be allocated as follows:
                       (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;
                       (ii) to the Class M-1 certificates, until their Class Certificate Balance has been reduced to zero;
                       (iii) to the Class M-2 certificates, until their Class Certificate Balance has been reduced to zero;
                       (iv) to the Class M-3 certificates, until their Class Certificate Balance has been reduced to zero;
                       (v) to the Class M-4 certificates, until their Class Certificate Balance has been reduced to zero;
                       (vi) to the Class M-5 certificates, until their Class Certificate Balance has been reduced to zero;
                       (vii) to the Class M-6 certificates, until their Class Certificate Balance has been reduced to zero;
                       (viii) to the Class B-1 certificates, until their
                              Class Certificate Balance has been reduced to zero;
                       (ix) to the Class B-2 certificates, until their Class Certificate Balance has been reduced to zero; and
                       (x) to the Class B-3 certificates, until their Class Certificate Balance has been reduced to zero.

                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                       (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;
                       (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (v) to the Class M-4 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (vi) to the Class M-5 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (vii) to the Class M-6 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (viii) to the Class B-1 certificates, the lesser
                              of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (ix) to the Class B-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and
                       (x) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Allocation of          All principal distributions to the holders of the
Principal Payments to Class A Certificates on any Distribution Date will Class A Certificates: be allocated concurrently between the Class A-1 certificates and the Class A-2 Certificates, based on the Class A Principal Allocation Percentage for the Class A-1 certificates and the Class A-2 certificates, as applicable. However, if the Class
                       Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent
                       Distribution Dates, will be distributed to the holders of the Class A Certificates in the other
                       Class A Certificate Group, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Class A-2 certificates will be made first from payments relating to the Group II Mortgage Loans.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Allocation of Net      For any Distribution Date, any Net Monthly Excess
Monthly Excess Cash    Cash Flow shall be paid as follows:
Flow:                  (a) to the holders of the Class M-1 certificates, any
                           Unpaid Interest Amount;
                       (b) to the holders of the Class M-1 certificates, any
                           Unpaid Realized Loss Amount;
                       (c) to the holders of the Class M-2 certificates, any
                           Unpaid Interest Amount;
                       (d) to the holders of the Class M-2 certificates, any
                           Unpaid Realized Loss Amount;
                       (e) to the holders of the Class M-3 certificates, any
                           Unpaid Interest Amount;
                       (f) to the holders of the Class M-3 certificates, any
                           Unpaid Realized Loss Amount;
                       (g) to the holders of the Class M-4 certificates, any
                           Unpaid Interest Amount;
                       (h) to the holders of the Class M-4 certificates, any
                           Unpaid Realized Loss Amount;
                       (i) to the holders of the Class M-5 certificates, any
                           Unpaid Interest Amount;
                       (j) to the holders of the Class M-5 certificates, any
                           Unpaid Realized Loss Amount;
                       (k) to the holders of the Class M-6 certificates, any
                           Unpaid Interest Amount;
                       (l) to the holders of the Class M-6 certificates, any
                           Unpaid Realized Loss Amount;
                       (m) to the holders of the Class B-1 certificates, any
                           Unpaid Interest Amount;
                       (n) to the holders of the Class B-1 certificates, any
                           Unpaid Realized Loss Amount;
                       (o) to the holders of the Class B-2 certificates, any
                           Unpaid Interest Amount;
                       (p) to the holders of the Class B-2 certificates, any
                           Unpaid Realized Loss Amount;
                       (q) to the holders of the Class B-3 certificates, any
                           Unpaid Interest Amount;
                       (r) to the holders of the Class B-3 certificates, any
                           Unpaid Realized Loss Amount;
                       (s) to the Excess Reserve Fund Account, the amount of any
                           Basis Risk Payment for that Distribution Date;
                       (t) from funds on deposit in the Excess Reserve Fund
                           Account with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid (a) first, pro rata, based upon their respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;
                       (u) to the Class X certificates, those amounts as
                           described in the pooling and servicing agreement;
                       (v) to the holders of the Class R certificates, any
                           remaining amount;
                       (w) to the extent not paid from available funds, from
                           the Supplemental Interest Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued and unpaid interest from prior Distribution Dates, then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class M Certificates sequentially, and then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class B Certificates sequentially;
                       (x) to the extent not paid from available funds, from
                           the Supplemental Interest Account, to pay Basis Risk Carry Forward Amounts on the Class A, Class M and Class B Certificates remaining unpaid in the same order of priority as described in (t) above;

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)


Allocation of Net      (y)  to the extent not paid from available funds, from
Monthly Excess Cash         the Supplemental Interest Account, to pay any
Flow (cont'd):              principal on the Class A Certificates, on the
                            Class M Certificates and on the Class B
                            Certificates, in accordance with the principal payment provisions described above (under
                            "Principal Distributions on the LIBOR
                            Certificates") in an amount necessary to restore the applicable Specified Subordinated Amount as a result of current or prior realized losses not previously reimbursed;
                       (z)  to the extent not paid from available funds, from
                            the Supplemental Interest Account, to pay any Unpaid
                            Realized Loss Amounts remaining on the Class M
                            Certificates and Class B Certificates,
                            sequentially; and
                       (aa) from the Supplemental Interest Account, any
                            remaining amounts to be distributed to the Class X certificates in accordance with the pooling and servicing agreement.

Interest Remittance    With respect to any Distribution Date and the
Amount:                mortgage loans in a loan group, that portion of
                       available funds attributable to interest relating to the mortgage loans in that mortgage loan group after taking into account any payments made to the Swap
                       Provider.

Accrued Certificate    For each class of LIBOR Certificates on any
Interest:              Distribution Date, the amount of interest accrued
                       during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related
                       Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal              For each Distribution Date will equal the sum of (i)
Distribution Amount:   the Basic Principal Distribution Amount for that
                       Distribution Date and (ii) the Extra Principal
                       Distribution Amount for that Distribution Date.

Basic Principal        With respect to any Distribution Date, the excess of
Distribution Amount:   (i) the aggregate Principal Remittance Amount for
                       that Distribution Date over (ii) the Excess
                       Subordinated Amount, if any, for that Distribution
                       Date.

Net Monthly Excess     Available funds remaining after the amount necessary
Cash Flow:             to make all payments of interest and principal to
                       the LIBOR certificates and after taking into account any payments made to the Swap Provider, as described under "Interest Distributions on the LIBOR
                       Certificates" and "Principal Distributions on the LIBOR Certificates" above.

Extra Principal        As of any Distribution Date, the lesser of (x) the
Distribution Amount:   Total Monthly Excess Spread for that Distribution
                       Date and (y) the Subordination Deficiency, if any, for that Distribution Date.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Total Monthly Excess   As to any Distribution Date equals the excess, if
Spread:                any, of (x) the interest on the mortgage loans
                       received by the Servicer on or prior to the related
                       Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee and the custodian fee, over (y) the sum of the amount paid as interest to the Certificates at their respective Pass-Through Rates and any Net Swap Payment and Swap Termination
                       Payment (other than a Defaulted Swap Termination
                       Payment) payable to the Swap Provider from available funds.

Subordinated Amount:   With respect to any Distribution Date, the excess,
                       if any, of (a) the aggregate Stated Principal
                       Balance of the mortgage loans for that Distribution
                       Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date) over (b) the aggregate Class
                       Certificate Balance of the LIBOR Certificates as of that date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date).

Specified              Prior to the Stepdown Date, an amount equal to 5.65%
Subordinated Amount:   of the aggregate Stated Principal Balance of the
                       mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 11.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date), subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then
                       Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's
                       Specified Subordinated Amount until the Distribution
                       Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR
                       Certificates has been reduced to zero, the Specified
                       Subordinated Amount will thereafter equal zero.

Excess Subordinated    With respect to any Distribution Date, the excess,
Amount:                if any, of (a) the Subordinated Amount on that
                       Distribution Date over (b) the Specified
                       Subordinated Amount.

Subordination          With respect to any Distribution Date, the excess,
Deficiency:            if any, of (a) the Specified Subordinated Amount for
                       that Distribution Date over (b) the Subordinated
                       Amount for that Distribution Date.

Principal Remittance   With respect to any Distribution Date, to the extent
Amount:                of funds available as described in the prospectus
                       supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior
                       Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution
                       Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional
                       Clean-up Call (to the extent they relate to principal).

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class A Principal      For any Distribution Date is the percentage
Allocation Percentage: equivalent of a fraction, determined as follows:
                       (1) with respect to the Class A-1 certificates, a
                           fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage
                           Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and
                       (2) with respect to the Class A-2 certificates, a
                           fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage
                           Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal      For any Distribution Date is the excess of (a) the
Distribution Amount:   aggregate Class Certificate Balance of the Class A
                       Certificates immediately prior to that Distribution
                       Date over (b) the lesser of (x) approximately 48.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-1 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date) and (b) the Class Certificate Balance of the
                       Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 56.50% of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately
                       $5,498,530.

Class M-2 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date) and (c) the Class
                       Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over
                       (ii) the lesser of (a) approximately 63.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-3 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date), (c) the Class
                       Certificate Balance of the Class M-2 certificates
                       (after taking into account distribution of the Class
                       M-2 Principal Distribution Amount on that
                       Distribution Date) and (d) the Class Certificate
                       Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 68.30% of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately
                       $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class M-4 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date), (c) the Class
                       Certificate Balance of the Class M-2 certificates
                       (after taking into account distribution of the Class
                       M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate
                       Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                       Distribution Amount on that Distribution Date) and
                       (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that Distribution
                       Date over (ii) the lesser of (a) approximately
                       72.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and
                       (b) the excess, if any, of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-5 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date), (c) the Class
                       Certificate Balance of the Class M-2 certificates
                       (after taking into account distribution of the Class
                       M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate
                       Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                       Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution Date) and (f) the Class
                       Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date over
                       (ii) the lesser of (a) approximately 75.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-6 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date), (c) the Class
                       Certificate Balance of the Class M-2 certificates
                       (after taking into account distribution of the Class
                       M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate
                       Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                       Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate
                       Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                       Distribution Amount on that Distribution Date) and
                       (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution
                       Date over (ii) the lesser of (a) approximately
                       79.20% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and
                       (b) the excess, if any, of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class B-1 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date), (c) the Class
                       Certificate Balance of the Class M-2 certificates
                       (after taking into account distribution of the Class
                       M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate
                       Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                       Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate
                       Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                       Distribution Amount on that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal Distribution Amount on that Distribution Date) and (h) the Class
                       Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date over
                       (ii) the lesser of (a) approximately 82.60% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class B-2 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date), (c) the Class
                       Certificate Balance of the Class M-2 certificates
                       (after taking into account distribution of the Class
                       M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate
                       Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                       Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate
                       Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                       Distribution Amount on that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal Distribution Amount on that Distribution Date), (h) the Class Certificate
                       Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                       Distribution Amount on that Distribution Date) and
                       (i) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution
                       Date over (ii) the lesser of (a) approximately
                       85.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and
                       (b) the excess, if any, of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class B-3 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates
                       (after taking into account distribution of the Class
                       A Principal Distribution Amount on that Distribution
                       Date), (b) the Class Certificate Balance of the
                       Class M-1 certificates (after taking into account distribution of the Class M-1 Principal Distribution
                       Amount on that Distribution Date), (c) the Class
                       Certificate Balance of the Class M-2 certificates
                       (after taking into account distribution of the Class
                       M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate
                       Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                       Distribution Amount on that Distribution Date), (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal Distribution Amount on that Distribution Date), (f) the Class Certificate
                       Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                       Distribution Amount on that Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal Distribution Amount on that Distribution Date), (h) the Class Certificate
                       Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                       Distribution Amount on that Distribution Date), (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that Distribution Date) and (j) the Class
                       Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date over
                       (ii) the lesser of (a) approximately 88.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                             Swap Notional Schedule

Distribution         Distribution        Swap Notional
Period               Date                Schedule ($)               Rate (%)
------------         ------------        -------------              ------------
1                    May 2007             1,028,225,000.00          [5.23000]%
2                    June 2007            1,004,055,877.24          [5.21308]%
3                    July 2007            979,089,115.48            [5.19616]%
4                    August 2007          953,390,695.21            [5.17924]%
5                    September 2007       927,028,994.86            [5.16232]%
6                    October 2007         900,074,486.95            [5.14540]%
7                    November 2007        872,599,419.05            [5.12848]%
8                    December 2007        844,334,978.12            [5.11156]%
9                    January 2008         815,710,381.34            [5.09463]%
10                   February 2008        786,802,139.07            [5.07771]%
11                   March 2008           757,689,832.34            [5.06079]%
12                   April 2008           728,462,272.43            [5.04387]%
13                   May 2008             699,922,382.99            [5.02695]%
14                   June 2008            672,510,095.87            [5.01003]%
15                   July 2008            646,179,915.69            [4.99311]%
16                   August 2008          620,888,236.79            [4.97619]%
17                   September 2008       596,593,246.07            [4.95927]%
18                   October 2008         573,253,182.07            [4.94235]%
19                   November 2008        550,767,464.50            [4.92543]%
20                   December 2008        528,445,939.88            [4.90851]%
21                   January 2009         493,575,962.17            [4.89159]%
22                   February 2009        453,520,866.89            [4.87467]%
23                   March 2009           416,949,166.85            [4.85774]%
24                   April 2009           383,538,880.15            [4.84082]%
25                   May 2009             353,018,887.75            [4.82390]%
26                   June 2009            325,868,862.34            [4.80698]%
27                   July 2009            302,044,491.14            [4.79006]%
28                   August 2009          281,013,223.41            [4.77314]%
29                   September 2009       262,343,415.65            [4.75622]%
30                   October 2009         245,684,425.94            [4.73930]%
31                   November 2009        230,749,495.71            [4.72238]%
32                   December 2009        217,301,917.74            [4.70546]%
33                   January 2010         205,144,849.54            [4.68854]%
34                   February 2010        194,109,666.29            [4.67162]%
35                   March 2010           184,052,274.36            [4.65470]%
36                   April 2010           174,855,577.09            [4.63778]%
37                   May 2010             166,417,831.00            [4.62086]%
38                   June 2010            158,472,163.67            [4.60393]%
39                   July 2010            150,872,405.13            [4.58701]%
40                   August 2010          143,603,915.65            [4.57009]%
41                   September 2010       136,651,574.12            [4.55317]%
42                   October 2010         130,001,315.86            [4.53625]%
43                   November 2010        123,639,841.65            [4.51933]%
44                   December 2010        117,828,556.75            [4.50241]%
45                   J anuary 2011        112,269,025.45            [4.48549]%
46                   February 2011        106,950,282.76            [4.46857]%
47                   March 2011           101,861,661.67            [4.45165]%
48                   April 2011           96,993,075.86             [4.43473]%
49                   May 2011             92,334,880.39             [4.41781]%
50                   June 2011            87,877,858.44             [4.40089]%
51                   July 2011            83,613,203.00             [4.38397]%
52                   August 2011          79,532,618.11             [4.36704]%
53                   September 2011       75,627,982.70             [4.35012]%
54                   October 2011         71,891,545.62             [4.33320]%
55                   November 2011        68,315,960.26             [4.31628]%
56                   December 2011        65,099,746.44             [4.29936]%
57                   January 2012         62,021,358.09             [4.28244]%
58                   February 2012 and    -                         -
                     thereafter


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group              May  8, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                              Cap Notional Schedule

Distribution         Distribution        Cap Notional
Period               Date                Schedule ($)               Strike (%)
------------         ------------        -------------              ----------
1                    May 2007             -                         -
2                    June 2007            7,277,590.95              [5.37000]%
3                    July 2007            11,316,921.55             [5.37000]%
4                    August 2007          15,395,182.77             [5.37000]%
5                    September 2007       19,489,653.08             [5.37000]%
6                    October 2007         23,577,152.50             [5.37000]%
7                    November 2007        27,634,193.75             [5.37000]%
8                    December 2007        31,613,295.08             [5.37000]%
9                    January 2008         35,512,569.20             [5.37000]%
10                   February 2008        39,308,432.63             [5.37000]%
11                   March 2008           42,977,188.13             [5.37000]%
12                   April 2008           46,494,157.32             [5.37000]%
13                   May 2008             49,716,869.62             [5.37000]%
14                   June 2008            52,579,913.98             [5.37000]%
15                   July 2008            55,104,891.49             [5.37000]%
16                   August 2008          57,312,287.45             [5.37000]%
17                   September 2008       59,221,528.46             [5.37000]%
18                   October 2008         60,851,368.47             [5.37000]%
19                   November 2008        62,231,373.24             [5.37000]%
20                   December 2008        63,375,684.78             [5.37000]%
21                   January 2009         66,779,366.24             [5.37000]%
22                   February 2009        70,649,722.65             [5.37000]%
23                   March 2009           73,243,963.81             [5.37000]%
24                   April 2009           74,732,951.52             [5.37000]%
25                   May 2009             75,270,154.19             [5.37000]%
26                   June 2009            74,881,549.78             [5.37000]%
27                   July 2009            73,726,419.53             [5.37000]%
28                   August 2009          72,036,311.74             [5.37000]%
29                   September 2009       69,981,263.08             [5.37000]%
30                   October 2009         67,687,424.05             [5.37000]%
31                   November 2009        65,248,688.01             [5.37000]%
32                   December 2009        62,734,710.30             [5.37000]%
33                   January 2010         60,197,027.48             [5.37000]%
34                   February 2010        57,675,121.47             [5.37000]%
35                   March 2010           55,194,859.78             [5.37000]%
36                   April 2010           52,775,601.45             [5.37000]%
37                   May 2010             61,213,347.54             [5.37000]%
38                   June 2010            69,159,014.87             [5.37000]%
39                   July 2010            76,758,773.41             [5.37000]%
40                   August 2010          75,156,187.17             [5.37000]%
41                   September 2010       69,505,850.02             [5.37000]%
42                   October 2010         63,555,829.03             [5.37000]%
43                   November 2010        57,319,470.68             [5.37000]%
44                   December 2010        50,535,418.74             [5.37000]%
45                   J anuary 2011        43,502,158.56             [5.37000]%
46                   February 2011        36,231,756.72             [5.37000]%
47                   March 2011           28,734,016.28             [5.37000]%
48                   April 2011           21,018,822.80             [5.37000]%
49                   May 2011             13,095,870.90             [5.37000]%
50                   June 2011            7,305,844.92              [5.37000]%
51                   July 2011            1,325,701.10              [5.37000]%
52                   August 2011 and      -                         -
                     thereafter

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $171,004,000 (approximate)

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $ 171,004,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2007-BR2
                                     Issuer

                    Securitized Asset Backed Receivables LLC
                                    Depositor

                               WMC Mortgage Corp.
                        New Century Mortgage Corporation
                                   Originators

                                 HomEq Servicing
                                    Servicer

               Mortgage Pass-Through Certificates, Series 2007-BR2


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Transaction Summary


                                                                        Avg. Life to    Mod. Dur. to
          Expected           Expected Ratings                Interest   Call(2)(3)/    Call(2)(3)(4)/
Class   Amount ($)(1)    (S&P/Fitch/DBRS/Moody's)    Index     Type     Mty(yrs)(3)    Mty(yrs)(3)(4)
-----   -------------   --------------------------   -----   --------   ------------   --------------
A-1       255,068,000       AAA /AAA /AAA /Aaa       ***Not Offered - 144A Private Placement***
A-2       559,264,000       AAA /AAA /AAA /Aaa                    ***Not Offered***
M-1        46,188,000    AA+ /AA+ /AA (high)/Aa1      1mL    Floating   5.02 / 5.53     4.29 / 4.60
M-2        39,589,000     AA /AA+ /AA (high)/Aa2      1mL    Floating   4.71 / 5.21     4.05 / 4.35
M-3        25,293,000        AA /AA /AA /Aa3          1mL    Floating   4.57 / 5.06     3.92 / 4.22
M-4        21,444,000      A+ /AA-/AA (low)/A1        1mL    Floating   4.49 / 4.97     3.80 / 4.07
M-5        20,345,000      A+ /A+ /A (high)/A2        1mL    Floating   4.45 / 4.91     3.73 / 3.99
M-6        18,145,000           A /A/A/A3             1mL    Floating   4.41 / 4.85     3.67 / 3.91
B-1        18,695,000     BBB+ /A-/A (low)/Baa1       ***Not Offered - 144A Private Placement***
B-2        17,045,000   BBB /BBB+ /BBB (high)/Baa2    ***Not Offered - 144A Private Placement***
B-3        16,496,000      BBB- /BBB /BBB /Baa3       ***Not Offered - 144A Private Placement***

                                         Approximate
                                           Initial
              Payment Window to         Subordination
Class         Call(2)(3)/Mty(3)           Level(5)
-----   -----------------------------   -------------
A-1
A-2
M-1     07/11 - 08/13 / 07/11 - 06/20          21.750%
M-2     03/11 - 08/13 / 03/11 - 11/19          18.150%
M-3     12/10 - 08/13 / 12/10 - 05/19          15.850%
M-4     11/10 - 08/13 / 11/10 - 12/18          13.900%
M-5     10/10 - 08/13 / 10/10 - 07/18          12.050%
M-6     09/10 - 08/13 / 09/10 - 02/18          10.400%
B-1
B-2
B-3

(1)   Subject to a variance of plus or minus 5%.

(2)   Assumes 10% optional clean-up call is exercised.

(3) Based on 100% of the applicable prepayment assumption. See "Summary of Terms."

(4)   Assumes pricing at par.

(5)   Includes 5.650% overcollateralization.

The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates (the "Offered Certificates") are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms

Issuer:                       Securitized Asset Backed Receivables LLC Trust
                              2007-BR2

Depositor:                    Securitized Asset Backed Receivables LLC

Originators:                  WMC Mortgage Corp. and New Century Mortgage
                              Corporation

Servicer:                     Barclays Capital Real Estate Inc. d/b/a HomEq
                              Servicing

Trustee:                      Deutsche Bank National Trust Company

Provider of
Representations and
Warranties with Respect
to the Mortgage Loans
originated by New
Century Mortgage
Corporation:                  Barclays Bank PLC

Custodian:                    Deutsche Bank National Trust Company, with respect
                              to the Mortgage Loans originated by New Century
                              Mortgage Corporation & Wells Fargo Bank, N.A., with respect to the Mortgage Loans originated by WMC Mortgage Corp.

Sole Manager:                 Barclays Capital Inc.

Rating Agencies:              S&P/Moody's/Fitch/DBRS

Offered Certificates:         The Class M-1, Class M-2, Class M-3, Class M-4,
                              Class M-5 and Class M-6 certificates.

LIBOR Certificates:           The Class A-1, Class A-2, Class B-1, Class B-2 and
                              Class B-3 certificates and the Offered
                              Certificates.

Expected Closing Date:        May 17, 2007

Delivery:                     DTC, Euroclear and Clearstream.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Distribution Dates:           The 25th of each month, or if such day is not a
                              business day, on the next business day, beginning in May 2007.

Final Distribution Date:      The Distribution Date occurring in February 2037.

Due Period:                   With respect to any Distribution Date, the period
                              commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:            With respect to any Distribution Date, either (i)
                              the period commencing on the 16th day of the month preceding the month in which such Distribution
                              Date occurs (or in the case of the first
                              Distribution Date, commencing on the Cut-off Date) and ending on the 15th day of the month in which that Distribution Date occurs, with respect to any principal prepayments in full, or (ii) the calendar month prior to that Distribution Date, with respect to any partial principal prepayments.

Interest Accrual Period:      With respect to any Distribution Date, the period
                              commencing on the immediately preceding
                              Distribution Date (or, for the initial
                              Distribution Date, the Closing Date) and ending on the day immediately preceding the current
                              Distribution Date.

Accrued Interest:             The price to be paid by investors for the Offered
                              Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:           Actual/360

Interest Payment Delay:       Zero days

Cut-off Date:                 April 1, 2007

Tax Status:                   The Offered Certificates will represent "regular
                              interests" in a REMIC and, to a limited extent, interests in certain basis risk interest carryover payments, which will be treated for tax purposes as payments under notional principal contracts.
                              The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written in connection with the promotion or marketing by the Issuer and Depositor of the Offered Certificates. You should seek advice based on your particular circumstances from an independent tax advisor.

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible. Prospective purchasers should consult their own counsel.

SMMEA Eligibility:            The Offered Certificates are not expected to
                              constitute "mortgage related securities" for purposes of SMMEA.

Class A Certificates:         Collectively, the Class A-1 certificates and the
                              Class A-2 Certificates.

Class M Certificates:         Collectively, the Class M-1, Class M-2, Class M-3,
                              Class M-4, Class M-5 and Class M-6 certificates.

Class B Certificates:         Collectively, the Class B-1, Class B-2 and Class
                              B-3 certificates.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Mortgage Loans:               The mortgage loans to be included in the trust
                              will be adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and/or second-lien mortgages or deeds of trust on residential real properties. Approximately 61.45% of the mortgage loans were purchased by an affiliate of the depositor from WMC Mortgage Corp.
                              Approximately 38.55% of the mortgage loans were purchased by an affiliate of the depositor from NC
                              Capital Corporation, which in turn acquired them from New Century Mortgage Corporation. On the
                              Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $1,099,706,087. Approximately
                              80.95% of the mortgage loans are adjustable-rate mortgage loans and approximately 19.05% are fixed-rate mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments, with the exception of approximately 0.91% of the expected aggregate scheduled principal balance of the mortgage loans on the Closing Date that are expected to be 30-59 days delinquent as of the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off Date.

Group I Mortgage Loans:       As of the Cut-off Date, approximately $344.5
                              million of mortgage loans that have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage Loans:      As of the Cut-off Date, approximately $755.3
                              million of mortgage loans that may or may not have original principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie
                              Mae.

Monthly Servicer
Advances:                     The Servicer will be obligated to advance its own
                              funds in an amount equal to the aggregate of all payments of principal and interest (net of servicing fees), as applicable, that were due during the related Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Expense Fee Rate:             The Expense Fee Rate with respect to each mortgage
                              loan will be a per annum rate equal to the sum of the Servicing Fee Rate and the custodian fee rate.

Servicing Fee Rate:           The Servicing Fee Rate with respect to each
                              mortgage loan will be 0.50% per annum.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Pricing Prepayment
Speed: Fixed Rate Mortgage Loans, 7/23 Adjustable Rate Mortgage Loans and 10/20 Adjustable Rate Mortgage
                              Loans: CPR starting at 4.6% CPR in month 1 and increasing to 23% CPR in month 12 (18.4%/11 increase for each month), and remaining at 23% CPR thereafter.

                              Adjustable Rate Mortgage Loans (excluding 7/23 Adjustable Rate Mortgage Loans and 10/20 Adjustable Rate Mortgage Loans): CPR starting at approximately 2% CPR in month 1 and increasing to 30% CPR in month 12 (28%/11 increase, rounded to the nearest hundredth of a percentage, for each month), remaining at 30% CPR in months 13 through month 22, 50% CPR in month 23 and remaining at 50% CPR through month 27, 35% CPR in month 28 and remaining at 35% CPR thereafter.

Credit Enhancement:           The credit enhancement provided for the benefit of
                              the holders of the certificates consists solely of: (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement
Percentage:                   For any Distribution Date, the percentage obtained
                              by dividing (x) the sum of (i) the aggregate Class
                              Certificate Balances of the Class M and Class B
                              Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal
                              Distribution Amount for that Distribution Date) by
                              (y) the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date.

Stepdown Date:                The later to occur of:

                                    (i)   the earlier to occur of:

                                          (a)   the Distribution Date in May
                                                2010 and

                                          (b)   the Distribution Date
                                                immediately following the
                                                Distribution Date on which the
                                                aggregate Class Certificate
                                                Balances of the Class A
                                                Certificates have been reduced
                                                to zero; and

                                    (ii)  the first Distribution Date on which
                                          the Senior Enhancement Percentage
                                          (calculated for this purpose only
                                          after taking into account payments of
                                          principal applied to reduce the Stated
                                          Principal Balance of the mortgage
                                          loans for that Distribution Date but
                                          prior to any applications of Principal
                                          Distribution Amount to the
                                          certificates) is greater than or equal
                                          to the Specified Senior Enhancement
                                          Percentage (approximately 51.90%).

Trigger Event:                Either a Cumulative Loss Trigger Event or a
                              Delinquency Trigger Event.

Delinquency Trigger
Event: With respect to any Distribution Date, the circumstances in which the quotient (expressed as a percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property, mortgage loans where the mortgagor has filed for bankruptcy and mortgage loans modified within 12 months of such distribution date) and
                              (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 30.80% of the prior period's Senior Enhancement Percentage.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Cumulative Loss Trigger
Event: With respect to any Distribution Date beginning with May 2009, the circumstances in which the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages (described below) with respect to such Distribution Date.

                              Distribution Date
                              Occurring in
                              ---------------------------

                              May 2009 through April 2010   1.900% for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            2.350% for each
                                                            month thereafter

                              May 2010 through April 2011   4.250% for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            2.350% for each
                                                            month thereafter

                              May 2011 through April 2012   6.600% for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            1.950% for each
                                                            month thereafter

                              May 2012 through April 2013   8.550% for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            0.950% for each
                                                            month thereafter

                              May 2013 through April 2014   9.500% for the first
                                                            month, plus an
                                                            additional 1/12th of
                                                            0.050% for each
                                                            month thereafter

                              May 2014 and thereafter       9.550%

Optional Clean-up Call:       The Servicer may, at its option, purchase the
                              mortgage loans and REO properties and terminate the trust on any Distribution Date when the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

Swap and Interest Rate
Cap Provider:                 Barclays Bank PLC, as Swap and Interest Rate Cap
                              Provider, is a public limited company registered in England and Wales. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Interest Rate Swap
Agreement:                    On the Closing Date, the Trust will enter into a
                              Swap Agreement with an initial notional amount of approximately $1,028,225,000. Under the Swap
                              Agreement, the Trust will be obligated to pay on each Distribution Date an amount which will range from [4.2824]% to [5.2300]% per annum on the notional amount set forth on the attached Swap
                              Agreement schedule on a 30/360 basis (for the first period, 8 days) and the Trust will be entitled to receive an amount equal to one-month
                              LIBOR on the notional amount as set forth in the Swap Agreement based on an actual/360 basis from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party
                              ("Net Swap Payment").

                              Generally, the Net Swap Payment will be deposited into a supplemental interest account (the "Supplemental Interest Account") by the Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Supplemental Interest Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

                              Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Interest Rate Cap
Agreement:                    On the Closing Date, the Trust will enter into an
                              Interest Rate Cap Agreement with an initial notional amount of $0. Under the Interest Rate Cap
                              Agreement, the Interest Rate Cap Provider will be obligated to pay, on each distribution date, to the Trustee an amount equal to the product of (a) the excess, if any, of (i) the then current one-month LIBOR rate and (ii) [5.37]% per annum and (b) an amount equal to the lesser of (x) the cap notional amount set forth on the attached
                              Interest Rate Cap Agreement Schedule and (y) the excess, if any, of (A) the aggregate Class
                              Certificate Balance of the Class A, M and B
                              Certificates (prior to taking into account any distributions on such distribution date) over (B) the then current notional amount set forth on the attached Swap Agreement Schedule, based on an "actual/360" basis until the Interest Rate Cap
                              Agreement is terminated.

                              Generally, the cap payments will be deposited into the Supplemental Interest Account by the Trustee pursuant to the pooling and servicing agreement and amounts on deposit in the Supplemental Interest Account will be distributed in accordance with the terms set forth in the pooling and servicing agreement.

Credit Enhancement
Percentage:

                              Initial                After Stepdown
                              Subordination Level    Subordination Level
                              -------------------    -------------------
                              Class A       25.95%   Class A       51.90%
                              Class M-1     21.75%   Class M-1     43.50%
                              Class M-2     18.15%   Class M-2     36.30%
                              Class M-3     15.85%   Class M-3     31.70%
                              Class M-4     13.90%   Class M-4     27.80%
                              Class M-5     12.05%   Class M-5     24.10%
                              Class M-6     10.40%   Class M-6     20.80%
                              Class B-1      8.70%   Class B-1     17.40%
                              Class B-2      7.15%   Class B-2     14.30%
                              Class B-3      5.65%   Class B-3     11.30%

Step-up Coupons:              For all LIBOR Certificates the interest rate will
                              increase on the Distribution Date following the first possible Optional Clean-up Call date, should the call not be exercised. At that time, the Class
                              A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1 Pass-Through
Rate: The Class A-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Group I Loan Cap.

Class A-2 Pass-Through
Rate: The Class A-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Group II Loan Cap.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class M-1 Pass-Through
Rate: The Class M-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class M-2 Pass-Through
Rate: The Class M-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable and

                                    (ii)  the Pool Cap.

Class M-3 Pass-Through
Rate: The Class M-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class M-4 Pass-Through
Rate: The Class M-4 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class M-5 Pass-Through
Rate: The Class M-5 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class M-6 Pass-Through
Rate: The Class M-6 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class B-1 Pass-Through
Rate: The Class B-1 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class B-2 Pass-Through
Rate: The Class B-2 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (i)   one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (ii)  the Pool Cap.

Class B-3 Pass-Through
Rate: The Class B-3 certificates will accrue interest at a per annum rate equal to the lesser of:

                                    (iii) one-month LIBOR plus [___] bps ([___]
                                          bps after the first Distribution Date
                                          on which the Optional Clean-up Call is
                                          exercisable) and

                                    (iv)  the Pool Cap.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Group I Loan Cap:             Product of:

                                    (i)   (a) the weighted average of the
                                          mortgage rates for the Group I
                                          Mortgage Loans (in each case, less the
                                          applicable Expense Fee Rate) then in
                                          effect on the beginning of the related
                                          Due Period, minus (b) the product of
                                          (x) the Net Swap Payment plus any Swap
                                          Termination Payment (other than a
                                          Defaulted Swap Termination Payment)
                                          made to the Swap Provider from
                                          Available Funds, if any, expressed as
                                          a percentage, equal to a fraction, the
                                          numerator of which is equal to the Net
                                          Swap Payment plus any Swap Termination
                                          Payment (other than a Defaulted Swap
                                          Termination Payment) made to the Swap
                                          Provider from Available Funds and the
                                          denominator of which is equal to the
                                          aggregate principal balance of the
                                          Mortgage Loans (the "Net Swap Payment
                                          Rate") and (y) 12; and

                                    (ii)  a fraction, the numerator of which is
                                          30 and the denominator of which is the
                                          actual number of days in the related
                                          Interest Accrual Period.

Group II Loan Cap:            Product of:

                                    (i)   (a) the weighted average of the
                                          mortgage rates for the Group II
                                          Mortgage Loans (in each case, less the
                                          applicable Expense Fee Rate) then in
                                          effect on the beginning of the related
                                          Due Period, minus (b) the product of
                                          (x) the Net Swap Payment plus any Swap
                                          Termination Payment (other than a
                                          Defaulted Swap Termination Payment)
                                          made to the Swap Provider from
                                          Available Funds, if any, expressed as
                                          a percentage, equal to a fraction, the
                                          numerator of which is equal to the Net
                                          Swap Payment plus any Swap Termination
                                          Payment (other than a Defaulted Swap
                                          Termination Payment) made to the Swap
                                          Provider from Available Funds and the
                                          denominator of which is equal to the
                                          aggregate principal balance of the
                                          Mortgage Loans (the "Net Swap Payment
                                          Rate") and (y) 12; and

                                    (ii)  a fraction, the numerator of which is
                                          30 and the denominator of which is the
                                          actual number of days in the related
                                          Interest Accrual Period.

Pool Cap:                     The weighted average of (a) Group I Loan Cap and
                              (b) Group II Loan Cap weighted on the basis of the related Group Subordinate Amount.

Group Subordinate
Amount:                       For any Distribution Date,

                                    (i)   for the Group I Mortgage Loans, will
                                          be equal to the excess of the
                                          aggregate principal balance of the
                                          Group I Mortgage Loans as of the
                                          beginning of the related Due Period
                                          over the Class Certificate Balance of
                                          the Class A-1 certificates immediately
                                          prior to such Distribution Date and

                                    (ii)  for the Group II Mortgage Loans, will
                                          be equal to the excess of the
                                          aggregate principal balance of the
                                          Group II Mortgage Loans as of the
                                          beginning of the related Due Period
                                          over the Class Certificate Balance of
                                          the Class A-2 Certificates immediately
                                          prior to such Distribution Date.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Basis Risk Carry Forward
Amount: On any Distribution Date and for any class of LIBOR Certificates is the sum of:

                              (x)   the excess of:

                                    (i)   the amount of interest that class of
                                          certificates would have been entitled
                                          to receive on that Distribution Date
                                          had the Pass-Through Rate not been
                                          subject to the Group I Loan Cap, the
                                          Group II Loan Cap or the Pool Cap, as
                                          applicable, over

                                    (ii)  the amount of interest that class of
                                          certificates are entitled to receive
                                          on that Distribution Date based on the
                                          Group I Loan Cap, the Group II Loan
                                          Cap or the Pool Cap, as applicable,
                                          and

                              (y)   the unpaid portion of any such excess
                                    described in clause (x) from prior
                                    Distribution Dates (and related accrued
                                    interest at the then applicable Pass-Through
                                    Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

Interest Distributions
on the LIBOR
Certificates:                 On each Distribution Date, distributions from
                              available funds will be allocated as follows:

                                    (i)   to the Supplemental Interest Account,
                                          net swap payments and certain swap
                                          termination payments owed to the Swap
                                          Provider, if any;

                                    (ii)  from the Interest Remittance Amount
                                          attributable to the Group I Mortgage
                                          Loans according to the related Accrued
                                          Certificate Interest and any unpaid
                                          interest shortfall amounts for such
                                          class, as applicable, first, to the
                                          Class A-1 certificates and second, pro
                                          rata to the Class A-2 Certificates to
                                          the extent unpaid in (iii) below;

                                    (iii) from the Interest Remittance Amount
                                          attributable to the Group II Mortgage
                                          Loans according to the related Accrued
                                          Certificate Interest and any unpaid
                                          interest shortfall amounts for such
                                          class, as applicable, first, pro rata
                                          to the Class A-2 Certificates and
                                          second, to the Class A-1 certificates
                                          to the extent unpaid in (ii) above;

                                    (iv)  from any remaining Interest Remittance
                                          Amounts to the Class M-1 certificates,
                                          their Accrued Certificate Interest;

                                    (v)   from any remaining Interest Remittance
                                          Amounts to the Class M-2 certificates,
                                          their Accrued Certificate Interest;

                                    (vi)  from any remaining Interest Remittance
                                          Amounts to the Class M-3 certificates,
                                          their Accrued Certificate Interest;

                                    (vii) from any remaining Interest Remittance
                                          Amounts to the Class M-4 certificates,
                                          their Accrued Certificate Interest;

                                    (viii) from any remaining Interest
                                          Remittance Amounts to the Class M-5
                                          certificates, their Accrued
                                          Certificate Interest;

                                    (ix)  from any remaining Interest Remittance
                                          Amounts to the Class M-6 certificates,
                                          their Accrued Certificate Interest;

                                    (x)   from any remaining Interest Remittance
                                          Amounts to the Class B-1 certificates,
                                          their Accrued Certificate Interest;

                                    (xi)  from any remaining Interest Remittance
                                          Amounts to the Class B-2 certificates,
                                          their Accrued Certificate Interest;
                                          and

                                    (xii) from any remaining Interest Remittance
                                          Amounts to the Class B-3 certificates,
                                          their Accrued Certificate Interest.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Principal Distribution
on the LIBOR
Certificates:                 On each Distribution Date (a) prior to the
                              Stepdown Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)   to the Class A Certificates, allocated
                                          between the Class A Certificates as
                                          described below, until their Class
                                          Certificate Balances have been reduced
                                          to zero;

                                    (ii)  to the Class M-1 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iii) to the Class M-2 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iv)  to the Class M-3 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (v)   to the Class M-4 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vi)  to the Class M-5 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vii) to the Class M-6 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (viii) to the Class B-1 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (ix)  to the Class B-2 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero; and

                                    (x)   to the Class B-3 certificates, until
                                          their Class Certificate Balance has
                                          been reduced to zero.

                              On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                    (i)   to the Class A Certificates, the
                                          lesser of the Principal Distribution
                                          Amount and the Class A Principal
                                          Distribution Amount, allocated between
                                          the Class A Certificates as described
                                          below, until their Class Certificate
                                          Balances have been reduced to zero;

                                    (ii)  to the Class M-1 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-1
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iii) to the Class M-2 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-2
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (iv)  to the Class M-3 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-3
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (v)   to the Class M-4 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-4
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vi)  to the Class M-5 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-5
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (vii) to the Class M-6 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class M-6
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (viii) to the Class B-1 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-1
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero;

                                    (ix)  to the Class B-2 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-2
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero; and

                                    (x)   to the Class B-3 certificates, the
                                          lesser of the remaining Principal
                                          Distribution Amount and the Class B-3
                                          Principal Distribution Amount, until
                                          their Class Certificate Balance has
                                          been reduced to zero.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Allocation of Principal
Payments to Class A
Certificates:                 All principal distributions to the holders of the
                              Class A Certificates on any Distribution Date will be allocated concurrently between the Class A-1 certificates and the Class A-2 Certificates, based on the Class A Principal Allocation Percentage for the Class A-1 certificates and the Class A-2
                              Certificates, as applicable. However, if the Class
                              Certificate Balances of the Class A Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A
                              Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution
                              Dates, will be distributed to the holders of the Class A Certificates in the other Class A
                              Certificate Group, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 certificates will be made first from payments relating to the Group I
                              Mortgage Loans, and any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Allocation of Net
Monthly Excess Cash
Flow: For any Distribution Date, any Net Monthly Excess Cash Flow shall be paid as follows:

                              (a)   to the holders of the Class M-1
                                    certificates, any Unpaid Interest Amount;

                              (b)   to the holders of the Class M-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (c)   to the holders of the Class M-2
                                    certificates, any Unpaid Interest Amount;

                              (d)   to the holders of the Class M-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (e)   to the holders of the Class M-3
                                    certificates, any Unpaid Interest Amount;

                              (f)   to the holders of the Class M-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (g)   to the holders of the Class M-4
                                    certificates, any Unpaid Interest Amount;

                              (h)   to the holders of the Class M-4
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (i)   to the holders of the Class M-5
                                    certificates, any Unpaid Interest Amount;

                              (j)   to the holders of the Class M-5
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (k)   to the holders of the Class M-6
                                    certificates, any Unpaid Interest Amount;

                              (l)   to the holders of the Class M-6
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (m)   to the holders of the Class B-1
                                    certificates, any Unpaid Interest Amount;

                              (n)   to the holders of the Class B-1
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (o)   to the holders of the Class B-2
                                    certificates, any Unpaid Interest Amount;

                              (p)   to the holders of the Class B-2
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (q)   to the holders of the Class B-3
                                    certificates, any Unpaid Interest Amount;

                              (r)   to the holders of the Class B-3
                                    certificates, any Unpaid Realized Loss
                                    Amount;

                              (s) to the Excess Reserve Fund Account, the amount of any Basis Risk Payment for that Distribution Date;

                              (t) from funds on deposit in the Excess Reserve Fund Account with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued Certificate Interest is allocated among those classes of certificates except that the Class A Certificates will be paid
                                    (a) first, pro rata, based upon their
                                    respective Class Certificate Balances only with respect to those Class A Certificates with an outstanding Basis Risk Carry Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;

                              (u) to the Class X certificates, those amounts as described in the pooling and servicing agreement;

                              (v) to the holders of the Class R certificates, any remaining amount;

                              (w) to the extent not paid from available funds, from the Supplemental Interest Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued and unpaid interest from prior Distribution Dates, then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class M Certificates sequentially, and then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class B Certificates sequentially;

                              (x) to the extent not paid from available funds, from the Supplemental Interest Account, to pay Basis Risk Carry Forward Amounts on the Class A, Class M and Class B Certificates remaining unpaid in the same order of priority as described in (t) above;


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Allocation of Net
Monthly Excess Cash Flow
(cont'd):                     (y)   to the extent not paid from available funds,
                                    from the Supplemental Interest Account, to pay any principal on the Class A
                                    Certificates, on the Class M Certificates and on the Class B Certificates, in accordance with the principal payment provisions described above (under "Principal
                                    Distributions on the LIBOR Certificates") in an amount necessary to restore the applicable Specified Subordinated Amount as a result of current or prior realized losses not previously reimbursed;

                              (z) to the extent not paid from available funds, from the Supplemental Interest Account, to pay any Unpaid Realized Loss Amounts remaining on the Class M Certificates and Class B Certificates, sequentially; and

                              (aa) from the Supplemental Interest Account, any remaining amounts to be distributed to the Class X certificates in accordance with the pooling and servicing agreement.

Interest Remittance
Amount: With respect to any Distribution Date and the mortgage loans in a loan group, that portion of available funds attributable to interest relating to the mortgage loans in that mortgage loan group after taking into account any payments made to the Swap Provider.

Accrued Certificate
Interest:                     For each class of LIBOR Certificates on any
                              Distribution Date, the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date at the related
                              Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal Distribution
Amount:                       For each Distribution Date will equal the sum of
                              (i) the Basic Principal Distribution Amount for that Distribution Date and (ii) the Extra Principal Distribution Amount for that Distribution Date.

Basic Principal
Distribution Amount:          With respect to any Distribution Date, the excess
                              of (i) the aggregate Principal Remittance Amount for that Distribution Date over (ii) the Excess
                              Subordinated Amount, if any, for that Distribution
                              Date.

Net Monthly Excess Cash
Flow: Available funds remaining after the amount necessary to make all payments of interest and principal to the LIBOR certificates and after taking into account any payments made to the Swap Provider, as described under "Interest Distributions on the LIBOR Certificates" and "Principal Distributions on the LIBOR Certificates" above.

Extra Principal
Distribution Amount:          As of any Distribution Date, the lesser of (x) the
                              Total Monthly Excess Spread for that Distribution
                              Date and (y) the Subordination Deficiency, if any, for that Distribution Date.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Total Monthly Excess
Spread: As to any Distribution Date equals the excess, if any, of (x) the interest on the mortgage loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee and the custodian fee, over (y) the sum of the amount paid as interest to the Certificates at their respective Pass-Through Rates and any Net Swap Payment and Swap Termination Payment (other than a Defaulted Swap Termination Payment) payable to the Swap Provider from available funds.

Subordinated Amount:          With respect to any Distribution Date, the excess,
                              if any, of (a) the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date) over (b) the aggregate Class Certificate Balance of the LIBOR Certificates as of that date (after taking into account principal received on the mortgage loans that is distributed on that Distribution
                              Date).

Specified Subordinated
Amount: Prior to the Stepdown Date, an amount equal to 5.65% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date. On and after the Stepdown Date, an amount equal to 11.30% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date), subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated Amount will thereafter equal zero.

Excess Subordinated
Amount: With respect to any Distribution Date, the excess, if any, of (a) the Subordinated Amount on that Distribution Date over (b) the Specified Subordinated Amount.

Subordination
Deficiency:                   With respect to any Distribution Date, the excess,
                              if any, of (a) the Specified Subordinated Amount for that Distribution Date over (b) the Subordinated Amount for that Distribution Date.

Principal Remittance
Amount: With respect to any Distribution Date, to the extent of funds available as described in the prospectus supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution Date through the business day prior to the current Distribution Date; (v) the Substitution Adjustment Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class A Principal
Allocation Percentage:        For any Distribution Date is the percentage
                              equivalent of a fraction, determined as follows:

                              (1) with respect to the Class A-1 certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and

                              (2) with respect to the Class A-2 Certificates, a fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal
Distribution Amount:          For any Distribution Date is the excess of (a) the
                              aggregate Class Certificate Balance of the Class A
                              Certificates immediately prior to that
                              Distribution Date over (b) the lesser of (x) approximately 48.10% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date) and (b) the Class Certificate
                              Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 56.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal
                              Balance of the mortgage loans for that
                              Distribution Date over approximately $5,498,530.

Class M-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date) and (c) the Class Certificate Balance of the
                              Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 63.70% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 68.30% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class M-4 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date) and
                              (e) the Class Certificate Balance of the Class M-4 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 72.20% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-5 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal
                              Distribution Amount on that Distribution Date) and
                              (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 75.90% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-6 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                              Distribution Amount on that Distribution Date) and
                              (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 79.20% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class B-1 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                              Distribution Amount on that Distribution Date),
                              (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal
                              Distribution Amount on that Distribution Date) and
                              (h) the Class Certificate Balance of the Class B-1 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 82.60% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class B-2 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                              Distribution Amount on that Distribution Date),
                              (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal
                              Distribution Amount on that Distribution Date),
                              (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date) and
                              (i) the Class Certificate Balance of the Class B-2 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 85.70% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


Summary of Terms (cont'd)

Class B-3 Principal
Distribution Amount:          With respect to any Distribution Date is the
                              excess of (i) the sum of (a) the aggregate Class
                              Certificate Balances of the Class A Certificates
                              (after taking into account distribution of the Class A Principal Distribution Amount on that
                              Distribution Date), (b) the Class Certificate
                              Balance of the Class M-1 certificates (after taking into account distribution of the Class M-1
                              Principal Distribution Amount on that Distribution
                              Date), (c) the Class Certificate Balance of the
                              Class M-2 certificates (after taking into account distribution of the Class M-2 Principal
                              Distribution Amount on that Distribution Date),
                              (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal
                              Distribution Amount on that Distribution Date),
                              (e) the Class Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4 Principal
                              Distribution Amount on that Distribution Date),
                              (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal
                              Distribution Amount on that Distribution Date),
                              (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal
                              Distribution Amount on that Distribution Date),
                              (h) the Class Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1 Principal
                              Distribution Amount on that Distribution Date),
                              (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal
                              Distribution Amount on that Distribution Date) and
                              (j) the Class Certificate Balance of the Class B-3 certificates immediately prior to that
                              Distribution Date over (ii) the lesser of (a) approximately 88.70% of the aggregate Stated
                              Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


                             Swap Notional Schedule

Period   Distribution Date   Swap Notional Schedule($)   Rate (%)
------   -----------------   -------------------------   --------
     1   May-2007                     1,028,225,000.00    5.23000
     2   June-2007                    1,004,055,877.24    5.21308
     3   July-2007                      979,089,115.48    5.19616
     4   August-2007                    953,390,695.21    5.17924
     5   September-2007                 927,028,994.86    5.16232
     6   October-2007                   900,074,486.95    5.14540
     7   November-2007                  872,599,419.05    5.12848
     8   December-2007                  844,334,978.12    5.11156
     9   January-2008                   815,710,381.34    5.09463
    10   February-2008                  786,802,139.07    5.07771
    11   March-2008                     757,689,832.34    5.06079
    12   April-2008                     728,462,272.43    5.04387
    13   May-2008                       699,922,382.99    5.02695
    14   June-2008                      672,510,095.87    5.01003
    15   July-2008                      646,179,915.69    4.99311
    16   August-2008                    620,888,236.79    4.97619
    17   September-2008                 596,593,246.07    4.95927
    18   October-2008                   573,253,182.07    4.94235
    19   November-2008                  550,767,464.50    4.92543
    20   December-2008                  528,445,939.88    4.90851
    21   January-2009                   493,575,962.17    4.89159
    22   February-2009                  453,520,866.89    4.87467
    23   March-2009                     416,949,166.85    4.85774
    24   April-2009                     383,538,880.15    4.84082
    25   May-2009                       353,018,887.75    4.82390
    26   June-2009                      325,868,862.34    4.80698
    27   July-2009                      302,044,491.14    4.79006
    28   August-2009                    281,013,223.41    4.77314
    29   September-2009                 262,343,415.65    4.75622
    30   October-2009                   245,684,425.94    4.73930
    31   November-2009                  230,749,495.71    4.72238
    32   December-2009                  217,301,917.74    4.70546
    33   January-2010                   205,144,849.54    4.68854
    34   February-2010                  194,109,666.29    4.67162
    35   March-2010                     184,052,274.36    4.65470
    36   April-2010                     174,855,577.09    4.63778
    37   May-2010                       166,417,831.00    4.62086
    38   June-2010                      158,472,163.67    4.60393
    39   July-2010                      150,872,405.13    4.58701
    40   August-2010                    143,603,915.65    4.57009
    41   September-2010                 136,651,574.12    4.55317
    42   October-2010                   130,001,315.86    4.53625
    43   November-2010                  123,639,841.65    4.51933
    44   December-2010                  117,828,556.75    4.50241
    45   January-2011                   112,269,025.45    4.48549
    46   February-2011                  106,950,282.76    4.46857
    47   March-2011                     101,861,661.67    4.45165
    48   April-2011                      96,993,075.86    4.43473
    49   May-2011                        92,334,880.39    4.41781
    50   June-2011                       87,877,858.44    4.40089
    51   July-2011                       83,613,203.00    4.38397
    52   August-2011                     79,532,618.11    4.36704
    53   September-2011                  75,627,982.70    4.35012
    54   October-2011                    71,891,545.62    4.33320
    55   November-2011                   68,315,960.26    4.31628
    56   December-2011                   65,099,746.44    4.29936
    57   January-2012                    62,021,358.09    4.28244
    58   February-2012                              --         --


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

Barclays Capital - Asset Securitization Group                        May 2, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------


                              Cap Notional Schedule

Period   Distribution Date   Cap Notional Schedule ($)   Rate (%)
------   -----------------   -------------------------   --------
     1   May-2007                                   --     5.3700
     2   June-2007                        7,277,590.95     5.3700
     3   July-2007                       11,316,921.55     5.3700
     4   August-2007                     15,395,182.77     5.3700
     5   September-2007                  19,489,653.08     5.3700
     6   October-2007                    23,577,152.50     5.3700
     7   November-2007                   27,634,193.75     5.3700
     8   December-2007                   31,613,295.08     5.3700
     9   January-2008                    35,512,569.20     5.3700
    10   February-2008                   39,308,432.63     5.3700
    11   March-2008                      42,977,188.13     5.3700
    12   April-2008                      46,494,157.32     5.3700
    13   May-2008                        49,716,869.62     5.3700
    14   June-2008                       52,579,913.98     5.3700
    15   July-2008                       55,104,891.49     5.3700
    16   August-2008                     57,312,287.45     5.3700
    17   September-2008                  59,221,528.46     5.3700
    18   October-2008                    60,851,368.47     5.3700
    19   November-2008                   62,231,373.24     5.3700
    20   December-2008                   63,375,684.78     5.3700
    21   January-2009                    66,779,366.24     5.3700
    22   February-2009                   70,649,722.65     5.3700
    23   March-2009                      73,243,963.81     5.3700
    24   April-2009                      74,732,951.52     5.3700
    25   May-2009                        75,270,154.19     5.3700
    26   June-2009                       74,881,549.78     5.3700
    27   July-2009                       73,726,419.53     5.3700
    28   August-2009                     72,036,311.74     5.3700
    29   September-2009                  69,981,263.08     5.3700
    30   October-2009                    67,687,424.05     5.3700
    31   November-2009                   65,248,688.01     5.3700
    32   December-2009                   62,734,710.30     5.3700
    33   January-2010                    60,197,027.48     5.3700
    34   February-2010                   57,675,121.47     5.3700
    35   March-2010                      55,194,859.78     5.3700
    36   April-2010                      52,775,601.45     5.3700
    37   May-2010                        61,213,347.54     5.3700
    38   June-2010                       69,159,014.87     5.3700
    39   July-2010                       76,758,773.41     5.3700
    40   August-2010                     75,156,187.17     5.3700
    41   September-2010                  69,505,850.02     5.3700
    42   October-2010                    63,555,829.03     5.3700
    43   November-2010                   57,319,470.68     5.3700
    44   December-2010                   50,535,418.74     5.3700
    45   January-2011                    43,502,158.56     5.3700
    46   February-2011                   36,231,756.72     5.3700
    47   March-2011                      28,734,016.28     5.3700
    48   April-2011                      21,018,822.80     5.3700
    49   May-2011                        13,095,870.90     5.3700
    50   June-2011                        7,305,844.92     5.3700
    51   July-2011                        1,325,701.10     5.3700
    52   August-2011                                --         --


--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $730,268,000 (approximate)

--------------------------------------------------------------------------------

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the Securities and Exchange Commission for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

           IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL
                                   DISCLAIMERS

Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                    SECURITIZED ASSET BACKED RECEIVABLES LLC

                              NEW ISSUE TERM SHEET

                           $ 730,268,000 (approximate)

--------------------------------------------------------------------------------

             Securitized Asset Backed Receivables LLC Trust 2007-BR2

                                     Issuer

                    Securitized Asset Backed Receivables LLC

                                    Depositor

                               WMC Mortgage Corp.

                        New Century Mortgage Corporation

                                   Originators

                                 HomEq Servicing

                                    Servicer

               Mortgage Pass-Through Certificates, Series 2007-BR2

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Transaction Summary

              Expected             Expected Ratings                   Interest
Class      Amount ($)(1)       (S&P/Fitch/DBRS/Moody's)      Index      Type
--------   ---------------    --------------------------     -----    --------
 A-1        255,068,000           AAA /AAA /AAA /Aaa
 A-2A       354,823,000           AAA /AAA /AAA /Aaa          1mL     Floating
 A-2B       180,510,000           AAA /AAA /AAA /Aaa          1mL     Floating
 A-2C        23,931,000           AAA /AAA /AAA /Aaa          1mL     Floating
 M-1         46,188,000         AA+ /AA+ /AA (high)/Aa1       1mL     Floating
 M-2         39,589,000         AA /AA+ /AA (high)/Aa2        1mL     Floating
 M-3         25,293,000             AA /AA /AA /Aa3           1mL     Floating
 M-4         21,444,000           A+ /AA-/AA (low)/A1         1mL     Floating
 M-5         20,345,000           A+ /A+ /A (high)/A2         1mL     Floating
 M-6         18,145,000                A /A/A/A3              1mL     Floating
 B-1         18,695,000          BBB+ /A-/A (low)/Baa1
 B-2         17,045,000       BBB /BBB+ /BBB (high)/Baa2
 B-3         16,496,000          BBB- /BBB /BBB /Baa3

                                                                             Approximate
           Avg. Life to    Mod. Dur. to                                        Initial
           Call(2)(3)/    Call(2)(3)(4)/           Payment Window to        Subordination
Class      Mty(yrs)(3)    Mty(yrs)(3)(4)           Call(2)(3)/Mty(3)          Level(5)
--------   ------------   ----------------   ----------------------------   --------------
 A-1                 ***Not Offered - 144A Private Placement***
 A-2A       1.00 / 1.00     0.96 / 0.96      05/07 - 03/09 / 05/07 - 03/09     25.950%
 A-2B       3.00 / 3.03     2.69 / 2.71      03/09 - 08/13 / 03/09 - 09/14     25.950%
 A-2C       6.27 / 9.79     5.21 / 7.34      08/13 - 08/13 / 09/14 - 11/21     25.950%
 M-1        5.02 / 5.53     4.29 / 4.60      07/11 - 08/13 / 07/11 - 06/20     21.750%
 M-2        4.71 / 5.21     4.05 / 4.35      03/11 - 08/13 / 03/11 - 11/19     18.150%
 M-3        4.57 / 5.06     3.92 / 4.22      12/10 - 08/13 / 12/10 - 05/19     15.850%
 M-4        4.49 / 4.97     3.80 / 4.07      11/10 - 08/13 / 11/10 - 12/18     13.900%
 M-5        4.45 / 4.91     3.73 / 3.99      10/10 - 08/13 / 10/10 - 07/18     12.050%
 M-6        4.41 / 4.85     3.67 / 3.91      09/10 - 08/13 / 09/10 - 02/18     10.400%
 B-1                 ***Not Offered - 144A Private Placement***
 B-2                 ***Not Offered - 144A Private Placement***
 B-3                 ***Not Offered - 144A Private Placement***

   (1)  Subject to a variance of plus or minus 5%.
   (2)  Assumes 10% optional clean-up call is exercised.
   (3) Based on 100% of the applicable prepayment assumption. See "Summary of Terms."
   (4)  Assumes pricing at par.
   (5)  Includes 5.650% overcollateralization.

The Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates (the "Offered Certificates") are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

Summary of Terms

Issuer:                 Securitized Asset Backed Receivables LLC Trust
                        2007-BR2

Depositor:              Securitized Asset Backed Receivables LLC

Originators:            WMC Mortgage Corp. and New Century Mortgage
                        Corporation

Servicer:               Barclays Capital Real Estate Inc. d/b/a HomEq
                        Servicing

Trustee:                Deutsche Bank National Trust Company

Provider of             Barclays Bank PLC
Representations and
Warranties with
Respect to the
Mortgage Loans
originated by New
Century Mortgage
Corporation:

Custodian:              Deutsche Bank National Trust Company, with respect
                        to the Mortgage Loans originated by New Century
                        Mortgage Corporation & Wells Fargo Bank, N.A., with respect to the Mortgage Loans originated by WMC
                        Mortgage Corp.

Sole Manager:           Barclays Capital Inc.

Rating Agencies:        S&P/Moody's/Fitch/DBRS

Offered Certificates:   The Class A-2A, Class A-2B, Class A-2C, Class M-1,
                        Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 certificates.

LIBOR Certificates: The Class A-1, Class B-1, Class B-2 and Class B-3 certificates and the Offered Certificates.

Expected Closing Date:  May 17, 2007

Delivery:               DTC, Euroclear and Clearstream.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Distribution Dates:    The 25th of each month, or if such day is not a
                       business day, on the next business day, beginning in May 2007.

Final Distribution     The Distribution Date occurring in February 2037.
Date:

Due Period:            With respect to any Distribution Date, the period
                       commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which that Distribution Date occurs.

Prepayment Period:     With respect to any Distribution Date, either (i)
                       the period commencing on the 16th day of the month preceding the month in which such Distribution Date occurs (or in the case of the first Distribution
                       Date, commencing on the Cut-off Date) and ending on the 15th day of the month in which that Distribution
                       Date occurs, with respect to any principal prepayments in full, or (ii) the calendar month prior to that Distribution Date, with respect to any partial principal prepayments.

Interest Accrual       With respect to any Distribution Date, the period
Period:                commencing on the immediately preceding Distribution
                       Date (or, for the initial Distribution Date, the Closing
                       Date) and ending on the day immediately preceding the current Distribution Date.

Accrued Interest:      The price to be paid by investors for the Offered
                       Certificates will not include accrued interest, and therefore will settle flat.

Interest Day Count:    Actual/360

Interest Payment       Zero days
Delay:

Cut-off Date:          April 1, 2007

Tax Status:            The Offered Certificates will represent "regular
                       interests" in a REMIC and, to a limited extent, interests in certain basis risk interest carryover payments, which will be treated for tax purposes as payments under notional principal contracts. The tax advice contained in this term sheet is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. federal, state, or local tax penalties. This advice is written in connection with the promotion or marketing by the Issuer and Depositor of the Offered Certificates. You should seek advice based on your particular circumstances from an independent tax advisor.

ERISA Eligibility:     The Offered Certificates are expected to be ERISA
                       eligible. Prospective purchasers should consult their own counsel.

SMMEA Eligibility:     The Offered Certificates are not expected to constitute
                       "mortgage related securities" for purposes of SMMEA.

Class A Certificates:  Collectively, the Class A-1 certificates and the
                       Class A-2 Certificates.

Class A-2              Collectively, the Class A-2A, Class A-2B and Class
Certificates:          A-2C certificates.

Class M Certificates:  Collectively, the Class M-1, Class M-2, Class M-3,
                       Class M-4, Class M-5 and Class M-6
                       certificates.

Class B Certificates:  Collectively, the Class B-1, Class B-2 and Class B-3
                       certificates.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Mortgage Loans:        The mortgage loans to be included in the trust will
                       be adjustable- and fixed-rate sub-prime mortgage loans secured by first-lien and/or second-lien mortgages or deeds of trust on residential real properties. Approximately 61.45% of the mortgage loans were purchased by an affiliate of the depositor from WMC Mortgage Corp. Approximately
                       38.55% of the mortgage loans were purchased by an affiliate of the depositor from NC Capital
                       Corporation, which in turn acquired them from New
                       Century Mortgage Corporation. On the Closing Date, the trust will acquire the mortgage loans. The aggregate scheduled principal balance of the mortgage loans as of the Cut-off Date will be approximately $1,099,706,087. Approximately 80.95% of the mortgage loans are adjustable-rate mortgage loans and approximately 19.05% are fixed-rate mortgage loans. The information regarding the mortgage loans set forth below that is based on the principal balance of the mortgage loans as of the Cut-off Date assumes the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the Cut-off Date and no delinquencies, defaults or prepayments, with the exception of approximately 0.91% of the expected aggregate scheduled principal balance of the mortgage loans on the Closing Date that are expected to be 30-59 days delinquent as of the Cut-off Date. See the attached collateral descriptions for additional information on the initial mortgage loans as of the Cut-off
                       Date.

Group I Mortgage       As of the Cut-off Date, approximately $344.5 million of
Loans:                 mortgage loans that have original principal balances that
                       conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie Mac and Fannie Mae.

Group II Mortgage      As of the Cut-off Date, approximately $755.3 million
Loans:                 of mortgage loans that may or may not have original
                       principal balances that conform to the original principal balance limits for one- to four- family residential mortgage loan guidelines for purchase adopted by Freddie
                       Mac and Fannie Mae.

Monthly Servicer       The Servicer will be obligated to advance its own
Advances:              funds in an amount equal to the aggregate of all
                       payments of principal and interest (net of servicing fees), as applicable, that were due during the related
                       Due Period on the mortgage loans and not received by the related determination date. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds, liquidation proceeds or subsequent recoveries.

Expense Fee Rate:      The Expense Fee Rate with respect to each mortgage loan
                       will be a per annum rate equal to the sum of the Servicing Fee Rate and the custodian fee rate.

Servicing Fee Rate:    The Servicing Fee Rate with respect to each mortgage
                       loan will be 0.50% per annum.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Pricing Prepayment     Fixed Rate Mortgage Loans, 7/23 Adjustable Rate
Speed:                 Mortgage Loans and 10/20 Adjustable Rate Mortgage
                       Loans: CPR starting at 4.6% CPR in month 1 and increasing to 23% CPR in month 12 (18.4%/11 increase for each month), and remaining at 23% CPR thereafter.

                       Adjustable Rate Mortgage Loans (excluding 7/23 Adjustable Rate Mortgage Loans and 10/20 Adjustable Rate Mortgage Loans): CPR starting at approximately 2% CPR in month 1 and increasing to 30% CPR in month 12 (28%/11 increase, rounded to the nearest hundredth of a percentage, for each month), remaining at 30% CPR in months 13 through month 22, 50% CPR in month 23 and remaining at 50% CPR through month 27, 35% CPR in month 28 and remaining at 35% CPR thereafter.

Credit Enhancement:    The credit enhancement provided for the benefit of
                       the holders of the certificates consists solely of:
                       (a) the use of excess interest to cover losses on the mortgage loans and as a distribution of principal to maintain overcollateralization; (b) the subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates; and (c) the allocation of losses to the most subordinate classes of certificates.

Senior Enhancement     For any Distribution Date, the percentage obtained
Percentage:            by dividing (x) the sum of (i) the aggregate Class
                       Certificate Balances of the Class M and Class B
                       Certificates and (ii) the Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for that Distribution Date) by (y) the aggregate Stated Principal
                       Balance of the mortgage loans for that Distribution Date.

Stepdown Date:         The later to occur of:
                         (i) the earlier to occur of:
                              (a) the Distribution Date in May 2010 and
                              (b) the Distribution Date immediately
                                  following the Distribution Date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero; and
                         (ii) the first Distribution Date on which the Senior
                              Enhancement Percentage (calculated for this purpose only after taking into account payments of principal applied to reduce the Stated Principal Balance of the mortgage loans for that Distribution Date but prior to any applications of Principal Distribution Amount to the certificates) is greater than or equal to the Specified Senior Enhancement Percentage (approximately 51.90%).

Trigger Event:         Either a Cumulative Loss Trigger Event or a Delinquency
                       Trigger Event.

Delinquency Trigger    With respect to any Distribution Date, the
Event:                 circumstances in which the quotient (expressed as a
                       percentage) of (x) the rolling three-month average of the aggregate unpaid principal balance of mortgage loans that are 60 days or more delinquent (including mortgage loans in foreclosure, mortgage loans related to REO property, mortgage loans where the mortgagor has filed for bankruptcy and mortgage loans modified within 12 months of such distribution date) and (y) the aggregate unpaid principal balance of the mortgage loans as of the last day of the related Due Period, equals or exceeds 30.80% of the prior period's Senior Enhancement Percentage.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Cumulative Loss        With respect to any Distribution Date beginning with
Trigger Event:         May 2009, the circumstances in which the aggregate
                       amount of realized losses incurred since the Cut-off
                       Date through the last day of the related Due Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages (described below) with respect to such Distribution Date.

                       Distribution Date
                       Occurring in
                       ------------------
                       May 2009 through     1.900% for the first
                       April 2010           month, plus an additional
                                            1/12th of 2.350% for each
                                            month thereafter

                       May 2010 through     4.250% for the first
                       April 2011           month, plus an additional
                                            1/12th of 2.350% for each
                                            month thereafter

                       May 2011 through     6.600% for the first
                       April 2012           month, plus an additional
                                            1/12th of 1.950% for each
                                            month thereafter

                       May 2012 through     8.550% for the first
                       April 2013           month, plus an additional
                                            1/12th of 0.950% for each
                                            month thereafter

                       May 2013 through     9.500% for the first
                       April 2014           month, plus an additional
                                            1/12th of 0.050% for each
                                            month thereafter

                       May 2014 and         9.550%
                       thereafter

Optional Clean-up      The Servicer may, at its option, purchase the
Call:                  mortgage loans and REO properties and terminate the
                       trust on any Distribution Date when the aggregate Stated
                       Principal Balance of the mortgage loans, as of the last day of the related due period, is equal to or less than 10% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date.

Swap and Interest      Barclays Bank PLC, as Swap and Interest Rate Cap
Rate Cap Provider:     Provider, is a public limited company registered in
                       England and Wales. Barclays Bank PLC engages in a diverse banking and investment banking business and regularly engages in derivatives transactions in a variety of markets. As of the date hereof, Barclays Bank PLC is rated AA+ by Fitch, AA by S&P and Aa1 by Moody's.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Interest Rate Swap     On the Closing Date, the Trust will enter into a
Agreement:             Swap Agreement with an initial notional amount of
                       approximately $1,028,225,000. Under the Swap Agreement, the Trust will be obligated to pay on each Distribution
                       Date an amount which will range from [4.2824]% to [5.2300]% per annum on the notional amount set forth on the attached Swap Agreement schedule on a 30/360 basis
                       (for the first period, 8 days) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the notional amount as set forth in the Swap Agreement based on an actual/360 basis from the Swap Provider, until the Swap Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party ("Net Swap Payment").

                       Generally, the Net Swap Payment will be deposited into a supplemental interest account (the "Supplemental Interest Account") by the Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Supplemental Interest Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement.

                       Upon early termination of the Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreement. In the event that the Trust is required to make a Swap Termination Payment, in certain instances, that payment will be paid on the related Distribution Date, and on any subsequent Distribution Dates until paid in full, prior to distributions to Certificateholders.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Interest Rate Cap      On the Closing Date, the Trust will enter into an
Agreement:             Interest Rate Cap Agreement with an initial notional
                       amount of $0. Under the Interest Rate Cap Agreement, the
                       Interest Rate Cap Provider will be obligated to pay, on each distribution date, to the Trustee an amount equal to the product of (a) the excess, if any, of (i) the then current one-month LIBOR rate and (ii) [5.37]% per annum and (b) an amount equal to the lesser of (x) the cap notional amount set forth on the attached Interest Rate
                       Cap Agreement Schedule and (y) the excess, if any, of (A) the aggregate Class Certificate Balance of the Class A, M and B Certificates (prior to taking into account any distributions on such distribution date) over (B) the then current notional amount set forth on the attached
                       Swap Agreement Schedule, based on an "actual/360" basis until the Interest Rate Cap Agreement is terminated.

                       Generally, the cap payments will be deposited into the Supplemental Interest Account by the Trustee pursuant to the pooling and servicing agreement and amounts on deposit in the Supplemental Interest Account will be distributed in accordance with the terms set forth in the pooling and servicing agreement.

Credit Enhancement     Initial Subordination    After Stepdown
Percentage:            Level                    Subordination Level
                       ---------------------    -----------------------
                       Class A        25.95%    Class A          51.90%

                       Class M-1      21.75%    Class M-1        43.50%

                       Class M-2      18.15%    Class M-2        36.30%

                       Class M-3      15.85%    Class M-3        31.70%

                       Class M-4      13.90%    Class M-4        27.80%

                       Class M-5      12.05%    Class M-5        24.10%

                       Class M-6      10.40%    Class M-6        20.80%

                       Class B-1      8.70%     Class B-1        17.40%

                       Class B-2      7.15%     Class B-2        14.30%

                       Class B-3      5.65%     Class B-3        11.30%

Step-up Coupons:       For all LIBOR Certificates the interest rate will
                       increase on the Distribution Date following the first possible Optional Clean-up Call date, should the call not be exercised. At that time, the Class A fixed margins will be 2x their respective initial fixed margins and the Class M and Class B fixed margins will be 1.5x their respective initial fixed margins.

Class A-1              The Class A-1 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Group I Loan Cap.

Class A-2A             The Class A-2A certificates will accrue interest at
Pass-Through Rate:     a per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Group II Loan Cap.

Class A-2B             The Class A-2B certificates will accrue interest at
Pass-Through Rate:     a per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Group II Loan Cap.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class A-2C             The Class A-2C certificates will accrue interest at
Pass-Through Rate:     a per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Group II Loan Cap.

Class M-1              The Class M-1 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-2              The Class M-2 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable and
                          (ii) the Pool Cap.

Class M-3              The Class M-3 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-4              The Class M-4 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-5              The Class M-5 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class M-6              The Class M-6 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class B-1              The Class B-1 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class B-2              The Class B-2 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (i) one-month LIBOR plus [___] bps ([___] bps after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (ii) the Pool Cap.

Class B-3              The Class B-3 certificates will accrue interest at a
Pass-Through Rate:     per annum rate equal to the lesser of:
                          (iii)one-month LIBOR plus [___] bps ([___] bps
                               after the first Distribution Date on which the Optional Clean-up Call is exercisable) and
                          (iv) the Pool Cap.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Group I Loan Cap:       Product of:
                          (i) (a) the weighted average of the mortgage rates for the Group I Mortgage Loans (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, minus (b) the product of (x) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider from Available Funds, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider from Available Funds and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the "Net Swap Payment Rate") and (y) 12; and
                          (ii) a fraction, the numerator of which is 30 and the
                               denominator of which is the actual number of days in the related Interest Accrual Period.

Group II Loan Cap:      Product of:
                          (i) (a) the weighted average of the mortgage rates for the Group II Mortgage Loans (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period, minus (b) the product of (x) the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider from Available Funds, if any, expressed as a percentage, equal to a fraction, the numerator of which is equal to the Net Swap Payment plus any Swap Termination Payment (other than a Defaulted Swap Termination Payment) made to the Swap Provider from Available Funds and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans (the "Net Swap Payment Rate") and (y) 12; and
                          (ii) a fraction, the numerator of which is 30 and the
                               denominator of which is the actual number of days in the related Interest Accrual Period.

Pool Cap:               The weighted average of (a) Group I Loan Cap and
                        (b) Group II Loan Cap weighted on the basis of the related Group Subordinate Amount.

Group Subordinate       For any Distribution Date,
Amount:                   (i)  for the Group I Mortgage Loans, will be
                               equal to the excess of the aggregate principal balance of the Group I Mortgage Loans as of the beginning of the related Due Period over the Class Certificate Balance of the Class A-1 certificates immediately prior to such
                               Distribution Date and
                          (ii) for the Group II Mortgage Loans, will be equal to
                               the excess of the aggregate principal balance of the Group II Mortgage Loans as of the beginning of the related Due Period over the Class
                               Certificate Balance of the Class A-2 Certificates immediately prior to such Distribution Date.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Basis Risk Carry       On any Distribution Date and for any class of LIBOR
Forward Amount:        Certificates is the sum of:
                        (x)   the excess of:
                           (i)   the amount of interest that class of
                                 certificates would have been entitled to receive on that Distribution Date had the Pass-Through Rate not been subject to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, over
                           (ii)  the amount of interest that class of
                                 certificates are entitled to receive on that Distribution Date based on the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable, and
                        (y) the unpaid portion of any such excess described in clause (x) from prior Distribution Dates (and related accrued interest at the then applicable Pass-Through Rate on that class of certificates, without giving effect to the Group I Loan Cap, the Group II Loan Cap or the Pool Cap, as applicable).

Interest               On each Distribution Date, distributions from
Distributions on the   available funds will be allocated as follows:
LIBOR Certificates:     (i)    to the Supplemental Interest Account, net
                               swap payments and certain swap termination payments owed to the Swap Provider, if any;
                        (ii)   from the Interest Remittance Amount attributable
                               to the Group I Mortgage Loans according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Class A-1 certificates and second, pro rata to the Class
                               A-2 Certificates to the extent unpaid in (iii) below;
                        (iii)  from the Interest Remittance Amount attributable
                               to the Group II Mortgage Loans according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, pro rata to the Class A-2
                               Certificates and second, to the Class A-1 certificates to the extent unpaid in (ii) above;
                        (iv)   from any remaining Interest Remittance Amounts to
                               the Class M-1 certificates, their Accrued
                               Certificate Interest;
                        (v)    from any remaining Interest Remittance Amounts to
                               the Class M-2 certificates, their Accrued
                               Certificate Interest;
                        (vi)   from any remaining Interest Remittance Amounts to
                               the Class M-3 certificates, their Accrued
                               Certificate Interest;
                        (vii)  from any remaining Interest Remittance
                               Amounts to the Class M-4 certificates, their Accrued Certificate Interest;
                        (viii) from any remaining Interest Remittance Amounts to
                               the Class M-5 certificates, their Accrued
                               Certificate Interest;
                        (ix)   from any remaining Interest Remittance Amounts to
                               the Class M-6 certificates, their Accrued
                               Certificate Interest;
                        (x)    from any remaining Interest Remittance Amounts to
                               the Class B-1 certificates, their Accrued
                               Certificate Interest;
                        (xi)   from any remaining Interest Remittance Amounts to
                               the Class B-2 certificates, their Accrued
                               Certificate Interest; and
                        (xii)  from any remaining Interest Remittance Amounts to
                               the Class B-3 certificates, their Accrued
                               Certificate Interest.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Principal             On each Distribution Date (a) prior to the Stepdown
Distribution on the   Date or (b) on which a Trigger Event is in effect,
LIBOR Certificates:   principal distributions from the Principal
                      Distribution Amount will be allocated as follows:
                       (i) to the Class A Certificates, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;
                       (ii) to the Class M-1 certificates, until their Class Certificate Balance has been reduced to zero;
                       (iii) to the Class M-2 certificates, until their Class Certificate Balance has been reduced to zero;
                       (iv) to the Class M-3 certificates, until their Class Certificate Balance has been reduced to zero;
                       (v) to the Class M-4 certificates, until their Class Certificate Balance has been reduced to zero;
                       (vi) to the Class M-5 certificates, until their Class Certificate Balance has been reduced to zero;
                       (vii) to the Class M-6 certificates, until their Class Certificate Balance has been reduced to zero;
                       (viii) to the Class B-1 certificates, until their Class
                              Certificate Balance has been reduced to zero;
                       (ix) to the Class B-2 certificates, until their Class Certificate Balance has been reduced to zero; and
                       (x) to the Class B-3 certificates, until their Class Certificate Balance has been reduced to zero.

                      On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                       (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until their Class Certificate Balances have been reduced to zero;
                       (ii) to the Class M-1 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (iii) to the Class M-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (iv) to the Class M-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (v) to the Class M-4 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (vi) to the Class M-5 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (vii) to the Class M-6 certificates, the lesser of the remaining Principal Distribution Amount and the Class M-6 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (viii) to the Class B-1 certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero;
                       (ix) to the Class B-2 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero; and
                       (x) to the Class B-3 certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their Class Certificate Balance has been reduced to zero.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)


Allocation of          All principal distributions to the holders of the Class A
Principal Payments     Certificates on any Distribution Date will be allocated
to Class A             concurrently between the Class A-1 certificates and the
Certificates:          Class A-2 Certificates, based on the Class A Principal
                       Allocation Percentage for the Class A-1 certificates and the Class A-2 Certificates, as applicable. However, if the Class Certificate Balances of the Class A
                       Certificates in any Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent
                       Distribution Dates, will be distributed to the holders of the Class A Certificates in the other Class A
                       Certificate Group pro rata on the remaining outstanding balances, in accordance with the principal distribution allocations described herein, until their Class
                       Certificate Balances have been reduced to zero. Any payments of principal to the Class A-1 certificates will be made first from payments relating to the Group I
                       Mortgage Loans, and any payments of principal to the Class A-2 Certificates will be made first from payments relating to the Group II Mortgage Loans.

                       Except as described below, any principal distributions allocated to the Class A-2 Certificates are required to be distributed sequentially first, to the Class A-2A certificates, second, to the Class A-2B certificates and third, to the Class A-2C certificates, in each case, until their Class Certificate Balance has been reduced to zero.

                       Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Class A-2 Certificates will be distributed pro rata among the Class A-2A, Class A-2B and Class A-2C certificates in proportion to their respective Class Certificate Balances until their Class Certificate Balance has been reduced to zero.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Allocation of Net      For any Distribution Date, any Net Monthly Excess
Monthly Excess Cash    Cash Flow shall be paid as follows:
Flow:                   (a)  to the holders of the Class M-1 certificates,
                             any Unpaid Interest Amount;
                        (b)  to the holders of the Class M-1 certificates,
                             any Unpaid Realized Loss Amount;
                        (c)  to the holders of the Class M-2 certificates,
                             any Unpaid Interest Amount;
                        (d)  to the holders of the Class M-2 certificates,
                             any Unpaid Realized Loss Amount;
                        (e)  to the holders of the Class M-3 certificates,
                             any Unpaid Interest Amount;
                        (f)  to the holders of the Class M-3 certificates,
                             any Unpaid Realized Loss Amount;
                        (g)  to the holders of the Class M-4 certificates,
                             any Unpaid Interest Amount;
                        (h)  to the holders of the Class M-4 certificates,
                             any Unpaid Realized Loss Amount;
                        (i)  to the holders of the Class M-5 certificates,
                             any Unpaid Interest Amount;
                        (j)  to the holders of the Class M-5 certificates,
                             any Unpaid Realized Loss Amount;
                        (k)  to the holders of the Class M-6 certificates,
                             any Unpaid Interest Amount;
                        (l)  to the holders of the Class M-6 certificates,
                             any Unpaid Realized Loss Amount;
                        (m)  to the holders of the Class B-1 certificates,
                             any Unpaid Interest Amount;
                        (n)  to the holders of the Class B-1 certificates,
                             any Unpaid Realized Loss Amount;
                        (o)  to the holders of the Class B-2 certificates,
                             any Unpaid Interest Amount;
                        (p)  to the holders of the Class B-2 certificates,
                             any Unpaid Realized Loss Amount;
                        (q)  to the holders of the Class B-3 certificates,
                             any Unpaid Interest Amount;
                        (r)  to the holders of the Class B-3 certificates,
                             any Unpaid Realized Loss Amount;
                        (s)  to the Excess Reserve Fund Account, the amount
                             of any Basis Risk Payment for that
                               Distribution Date;
                        (t)  from funds on deposit in the Excess Reserve Fund
                             Account with respect to that Distribution Date, an amount equal to any unpaid Basis Risk Carry Forward
                             Amount with respect to the LIBOR Certificates for that Distribution Date to the LIBOR Certificates in the same order and priority in which Accrued
                             Certificate Interest is allocated among those classes of certificates except that the Class A
                             Certificates will be paid (a) first, pro rata, based upon their respective Class Certificate
                             Balances only with respect to those Class A
                             Certificates with an outstanding Basis Risk Carry
                             Forward Amount and (b) second, pro rata based on any outstanding Basis Risk Carry Forward Amount remaining unpaid;
                        (u)  to the Class X certificates, those amounts as
                             described in the pooling and servicing agreement;
                        (v)  to the holders of the Class R certificates, any
                             remaining amount;
                        (w)  to the extent not paid from available funds, from
                             the Supplemental Interest Account, to pay any unpaid interest on the Class A Certificates, pro rata, including any accrued and unpaid interest from prior Distribution Dates, then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class
                             M Certificates sequentially, and then to pay any unpaid interest including any accrued and unpaid interest from prior Distribution Dates to the Class
                             B Certificates sequentially;
                        (x)  to the extent not paid from available funds, from
                             the Supplemental Interest Account, to pay Basis
                             Risk Carry Forward Amounts on the Class A, Class M and Class B Certificates remaining unpaid in the same order of priority as described in (t) above;

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Allocation of Net      (y)   to the extent not paid from available funds,
Monthly Excess Cash          from the Supplemental Interest Account, to pay
Flow (cont'd):               any principal on the Class A Certificates, on
                             the Class M Certificates and on the Class B
                             Certificates, in accordance with the principal payment provisions described above (under
                             "Principal Distributions on the LIBOR
                             Certificates") in an amount necessary to restore the applicable Specified Subordinated Amount as a result of current or prior realized losses not previously reimbursed;
                       (z)   to the extent not paid from available funds, from
                             the Supplemental Interest Account, to pay any Unpaid Realized Loss Amounts remaining on the Class
                             M Certificates and Class B Certificates, sequentially; and
                       (aa)  from the Supplemental Interest Account, any
                             remaining amounts to be distributed to the Class X certificates in accordance with the pooling and servicing agreement.

Interest Remittance    With respect to any Distribution Date and the
Amount:                mortgage loans in a loan group, that portion of
                       available funds attributable to interest relating to the mortgage loans in that mortgage loan group after taking into account any payments made to the Swap Provider.

Accrued Certificate    For each class of LIBOR Certificates on any
Interest:              Distribution Date, the amount of interest accrued
                       during the related Interest Accrual Period on the related
                       Class Certificate Balance immediately prior to such Distribution Date at the related Pass-Through Rate, as reduced by that class's share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act or any similar state statute.

Principal              For each Distribution Date will equal the sum of (i)
Distribution Amount:   the Basic Principal Distribution Amount for that
                       Distribution Date and (ii) the Extra Principal
                       Distribution Amount for that Distribution Date.

Basic Principal        With respect to any Distribution Date, the excess of
Distribution Amount:   (i) the aggregate Principal Remittance Amount for
                       that Distribution Date over (ii) the Excess Subordinated
                       Amount, if any, for that Distribution Date.

Net Monthly Excess     Available funds remaining after the amount necessary
Cash Flow:             to make all payments of interest and principal to
                       the LIBOR certificates and after taking into account any payments made to the Swap Provider, as described under "Interest Distributions on the LIBOR Certificates" and
                       "Principal Distributions on the LIBOR Certificates" above.

Extra Principal        As of any Distribution Date, the lesser of (x) the
Distribution Amount:   Total Monthly Excess Spread for that Distribution
                       Date and (y) the Subordination Deficiency, if any, for that Distribution Date.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Total Monthly Excess   As to any Distribution Date equals the excess, if
Spread:                any, of (x) the interest on the mortgage loans
                       received by the Servicer on or prior to the related
                       Determination Date or advanced by the Servicer for the related Servicer Remittance Date, net of the servicing fee and the custodian fee, over (y) the sum of the amount paid as interest to the Certificates at their respective
                       Pass-Through Rates and any Net Swap Payment and Swap
                       Termination Payment (other than a Defaulted Swap
                       Termination Payment) payable to the Swap Provider from available funds.

Subordinated Amount:   With respect to any Distribution Date, the excess,
                       if any, of (a) the aggregate Stated Principal
                       Balance of the mortgage loans for that Distribution
                       Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date) over (b) the aggregate Class
                       Certificate Balance of the LIBOR Certificates as of that date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date).

Specified              Prior to the Stepdown Date, an amount equal to 5.65%
Subordinated           of the aggregate Stated Principal Balance of the
Amount:                mortgage loans as of the Cut-off Date. On and after the
                       Stepdown Date, an amount equal to 11.30% of the aggregate
                       Stated Principal Balance of the mortgage loans for that Distribution Date (after taking into account principal received on the mortgage loans that is distributed on that Distribution Date), subject to a minimum amount equal to 0.50% of the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date; provided, however, that if, on any Distribution Date, a Trigger
                       Event exists, the Specified Subordinated Amount will not be reduced to the applicable percentage of the then
                       Stated Principal Balance of the mortgage loans but instead remain the same as the prior period's Specified
                       Subordinated Amount until the Distribution Date on which a Trigger Event no longer exists. When the Class
                       Certificate Balance of each class of LIBOR Certificates has been reduced to zero, the Specified Subordinated
                       Amount will thereafter equal zero.

Excess Subordinated    With respect to any Distribution Date, the excess,
Amount:                if any, of (a) the Subordinated Amount on that
                       Distribution Date over (b) the Specified
                       Subordinated Amount.

Subordination          With respect to any Distribution Date, the excess,
Deficiency:            if any, of (a) the Specified Subordinated Amount for
                       that Distribution Date over (b) the Subordinated
                       Amount for that Distribution Date.

Principal Remittance   With respect to any Distribution Date, to the extent
Amount:                of funds available as described in the prospectus
                       supplement, the amount equal to the sum of the following amounts (without duplication) with respect to the related
                       Due Period: (i) each scheduled payment of principal on a mortgage loan due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related Servicer remittance date; (ii) all full and partial principal prepayments on mortgage loans received during the related Prepayment Period; (iii) all net liquidation proceeds, condemnation proceeds, insurance proceeds and subsequent recoveries received on the mortgage loans and allocable to principal; (iv) the portion of the purchase price allocable to principal with respect to each deleted mortgage loan that was repurchased during the period from the prior Distribution
                       Date through the business day prior to the current
                       Distribution Date; (v) the Substitution Adjustment
                       Amounts received in connection with the substitution of any mortgage loan as of that Distribution Date; and (vi) the allocable portion of the proceeds received with respect to the Optional Clean-up Call (to the extent they relate to principal).

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class A Principal      For any Distribution Date is the percentage
Allocation Percentage: equivalent of a fraction, determined as follows:
                       (1)  with respect to the Class A-1 certificates, a
                            fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date; and
                       (2)  with respect to the Class A-2 Certificates, a
                            fraction, the numerator of which is the portion of the Principal Remittance Amount for that Distribution Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for that Distribution Date.

Class A Principal      For any Distribution Date is the excess of (a) the
Distribution Amount:   aggregate Class Certificate Balance of the Class A
                       Certificates immediately prior to that Distribution Date over (b) the lesser of (x) approximately 48.10% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (y) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately
                       $5,498,530.

Class M-1 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date) and (b) the Class Certificate Balance of the Class M-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 56.50% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately
                       $5,498,530.

Class M-2 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date) and (c) the Class Certificate Balance of the Class M-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 63.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately
                       $5,498,530.

Class M-3 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date),
                       (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that
                       Distribution Date) and (d) the Class Certificate Balance of the Class M-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 68.30% of the aggregate Stated Principal
                       Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class M-4 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date),
                       (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution
                       Amount on that Distribution Date) and (e) the Class
                       Certificate Balance of the Class M-4 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 72.20% of the aggregate
                       Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class M-5 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date),
                       (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution
                       Amount on that Distribution Date), (e) the Class
                       Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4
                       Principal Distribution Amount on that Distribution Date) and (f) the Class Certificate Balance of the Class M-5 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 75.90% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately
                       $5,498,530.

Class M-6 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date),
                       (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution
                       Amount on that Distribution Date), (e) the Class
                       Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4
                       Principal Distribution Amount on that Distribution Date),
                       (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal Distribution Amount on that
                       Distribution Date) and (g) the Class Certificate Balance of the Class M-6 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 79.20% of the aggregate Stated Principal
                       Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class B-1 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date),
                       (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution
                       Amount on that Distribution Date), (e) the Class
                       Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4
                       Principal Distribution Amount on that Distribution Date),
                       (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal Distribution Amount on that
                       Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal Distribution
                       Amount on that Distribution Date) and (h) the Class
                       Certificate Balance of the Class B-1 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 82.60% of the aggregate
                       Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

Class B-2 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date),
                       (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution
                       Amount on that Distribution Date), (e) the Class
                       Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4
                       Principal Distribution Amount on that Distribution Date),
                       (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal Distribution Amount on that
                       Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal Distribution
                       Amount on that Distribution Date), (h) the Class
                       Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1
                       Principal Distribution Amount on that Distribution Date) and (i) the Class Certificate Balance of the Class B-2 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 85.70% of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated Principal Balance of the mortgage loans for that Distribution Date over approximately
                       $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

Summary of Terms (cont'd)

Class B-3 Principal    With respect to any Distribution Date is the excess
Distribution Amount:   of (i) the sum of (a) the aggregate Class
                       Certificate Balances of the Class A Certificates (after taking into account distribution of the Class A Principal
                       Distribution Amount on that Distribution Date), (b) the
                       Class Certificate Balance of the Class M-1 certificates
                       (after taking into account distribution of the Class M-1
                       Principal Distribution Amount on that Distribution Date),
                       (c) the Class Certificate Balance of the Class M-2 certificates (after taking into account distribution of the Class M-2 Principal Distribution Amount on that
                       Distribution Date), (d) the Class Certificate Balance of the Class M-3 certificates (after taking into account distribution of the Class M-3 Principal Distribution
                       Amount on that Distribution Date), (e) the Class
                       Certificate Balance of the Class M-4 certificates (after taking into account distribution of the Class M-4
                       Principal Distribution Amount on that Distribution Date),
                       (f) the Class Certificate Balance of the Class M-5 certificates (after taking into account distribution of the Class M-5 Principal Distribution Amount on that
                       Distribution Date), (g) the Class Certificate Balance of the Class M-6 certificates (after taking into account distribution of the Class M-6 Principal Distribution
                       Amount on that Distribution Date), (h) the Class
                       Certificate Balance of the Class B-1 certificates (after taking into account distribution of the Class B-1
                       Principal Distribution Amount on that Distribution Date),
                       (i) the Class Certificate Balance of the Class B-2 certificates (after taking into account distribution of the Class B-2 Principal Distribution Amount on that
                       Distribution Date) and (j) the Class Certificate Balance of the Class B-3 certificates immediately prior to that Distribution Date over (ii) the lesser of (a) approximately 88.70% of the aggregate Stated Principal
                       Balance of the mortgage loans for that Distribution Date and (b) the excess, if any, of the aggregate Stated
                       Principal Balance of the mortgage loans for that Distribution Date over approximately $5,498,530.

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                             Swap Notional Schedule

                                         Swap Notional
Period       Distribution Date           Schedule($)                Rate (%)
------       -----------------           ----------------           --------
 1                    May-2007           1,028,225,000.00           5.23000
 2                   June-2007           1,004,055,877.24           5.21308
 3                   July-2007             979,089,115.48           5.19616
 4                 August-2007             953,390,695.21           5.17924
 5              September-2007             927,028,994.86           5.16232
 6                October-2007             900,074,486.95           5.14540
 7               November-2007             872,599,419.05           5.12848
 8               December-2007             844,334,978.12           5.11156
 9                January-2008             815,710,381.34           5.09463
10               February-2008             786,802,139.07           5.07771
11                  March-2008             757,689,832.34           5.06079
12                  April-2008             728,462,272.43           5.04387
13                    May-2008             699,922,382.99           5.02695
14                   June-2008             672,510,095.87           5.01003
15                   July-2008             646,179,915.69           4.99311
16                 August-2008             620,888,236.79           4.97619
17              September-2008             596,593,246.07           4.95927
18                October-2008             573,253,182.07           4.94235
19               November-2008             550,767,464.50           4.92543
20               December-2008             528,445,939.88           4.90851
21                January-2009             493,575,962.17           4.89159
22               February-2009             453,520,866.89           4.87467
23                  March-2009             416,949,166.85           4.85774
24                  April-2009             383,538,880.15           4.84082
25                    May-2009             353,018,887.75           4.82390
26                   June-2009             325,868,862.34           4.80698
27                   July-2009             302,044,491.14           4.79006
28                 August-2009             281,013,223.41           4.77314
29              September-2009             262,343,415.65           4.75622
30                October-2009             245,684,425.94           4.73930
31               November-2009             230,749,495.71           4.72238
32               December-2009             217,301,917.74           4.70546
33                January-2010             205,144,849.54           4.68854
34               February-2010             194,109,666.29           4.67162
35                  March-2010             184,052,274.36           4.65470
36                  April-2010             174,855,577.09           4.63778
37                    May-2010             166,417,831.00           4.62086
38                   June-2010             158,472,163.67           4.60393
39                   July-2010             150,872,405.13           4.58701
40                 August-2010             143,603,915.65           4.57009
41              September-2010             136,651,574.12           4.55317
42                October-2010             130,001,315.86           4.53625
43               November-2010             123,639,841.65           4.51933
44               December-2010             117,828,556.75           4.50241
45                January-2011             112,269,025.45           4.48549
46               February-2011             106,950,282.76           4.46857
47                  March-2011             101,861,661.67           4.45165
48                  April-2011              96,993,075.86           4.43473
49                    May-2011              92,334,880.39           4.41781
50                   June-2011              87,877,858.44           4.40089
51                   July-2011              83,613,203.00           4.38397
52                 August-2011              79,532,618.11           4.36704
53              September-2011              75,627,982.70           4.35012
54                October-2011              71,891,545.62           4.33320
55               November-2011              68,315,960.26           4.31628
56               December-2011              65,099,746.44           4.29936
57                January-2012              62,021,358.09           4.28244
58               February-2012                       -                  -

--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

--------------------------------------------------------------------------------
Barclays Capital - Asset Securitization Group               April 30, 2007
Securitized Asset Backed Receivables LLC Trust 2007-BR2
--------------------------------------------------------------------------------

                              Cap Notional Schedule

                                       Cap Notional
Period          Distribution Date      Schedule ($)             Rate (%)
------          -----------------      ---------------          --------
 1                       May-2007                    -          5.37000
 2                      June-2007         7,277,590.95          5.37000
 3                      July-2007        11,316,921.55          5.37000
 4                    August-2007        15,395,182.77          5.37000
 5                 September-2007        19,489,653.08          5.37000
 6                   October-2007        23,577,152.50          5.37000
 7                  November-2007        27,634,193.75          5.37000
 8                  December-2007        31,613,295.08          5.37000
 9                   January-2008        35,512,569.20          5.37000
10                  February-2008        39,308,432.63          5.37000
11                     March-2008        42,977,188.13          5.37000
12                     April-2008        46,494,157.32          5.37000
13                       May-2008        49,716,869.62          5.37000
14                      June-2008        52,579,913.98          5.37000
15                      July-2008        55,104,891.49          5.37000
16                    August-2008        57,312,287.45          5.37000
17                 September-2008        59,221,528.46          5.37000
18                   October-2008        60,851,368.47          5.37000
19                  November-2008        62,231,373.24          5.37000
20                  December-2008        63,375,684.78          5.37000
21                   January-2009        66,779,366.24          5.37000
22                  February-2009        70,649,722.65          5.37000
23                     March-2009        73,243,963.81          5.37000
24                     April-2009        74,732,951.52          5.37000
25                       May-2009        75,270,154.19          5.37000
26                      June-2009        74,881,549.78          5.37000
27                      July-2009        73,726,419.53          5.37000
28                    August-2009        72,036,311.74          5.37000
29                 September-2009        69,981,263.08          5.37000
30                   October-2009        67,687,424.05          5.37000
31                  November-2009        65,248,688.01          5.37000
32                  December-2009        62,734,710.30          5.37000
33                   January-2010        60,197,027.48          5.37000
34                  February-2010        57,675,121.47          5.37000
35                     March-2010        55,194,859.78          5.37000
36                     April-2010        52,775,601.45          5.37000
37                       May-2010        61,213,347.54          5.37000
38                      June-2010        69,159,014.87          5.37000
39                      July-2010        76,758,773.41          5.37000
40                    August-2010        75,156,187.17          5.37000
41                 September-2010        69,505,850.02          5.37000
42                   October-2010        63,555,829.03          5.37000
43                  November-2010        57,319,470.68          5.37000
44                  December-2010        50,535,418.74          5.37000
45                   January-2011        43,502,158.56          5.37000
46                  February-2011        36,231,756.72          5.37000
47                     March-2011        28,734,016.28          5.37000
48                     April-2011        21,018,822.80          5.37000
49                       May-2011        13,095,870.90          5.37000
50                      June-2011         7,305,844.92          5.37000
51                      July-2011         1,325,701.10          5.37000

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The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-888-227-2275, ext. 2663.

This free writing prospectus is not required to contain all information that is required to be included in the prospectus and the prospectus supplement.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar free writing prospectus relating to these securities.

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